CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

EXCLUSIVE LICENSE AGREEMENT

by and between

SEAGEN INC.

and

LAVA THERAPEUTICS n.V.

September 23, 2022

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

TABLE OF CONTENTS

Page

Article 1 DEFINITIONS & INTERPRETATION1

Article 2 LICENSE17

2.1Exclusive License to Seagen18

2.2Exclusivity18

2.3Acquisition of Competing Programs19

2.4No Implied Licenses19

2.5Third Party Licenses19

2.6Acquiror Patent Rights20

2.7Agreement for Additional Targets20

Article 3 GOVERNANCE22

3.1Joint Research and Development Committee22

3.2Composition and Meetings22

3.3Decision-Making Authority23

3.4Discontinuation23

3.5Limitations on Authority23

Article 4 RESEARCH ACTIVITIES24

4.1Research Plan24

4.2Regulatory Materials24

4.3Diligence24

4.4Research Costs24

4.5Subcontractors25

4.6Records; Audits; Reports25

Article 5 DEVELOPMENT AND COMMERCIALIZATION25

5.1Technology Transfer25

5.2Development and Commercialization26

5.3[***]31

5.4Right of Reference28

5.5Notification of Threatened Action; Remedial Actions28

5.6Reimbursement of Costs28

Article 6 MANUFACTURING AND SUPPLY29

6.1Manufacturing Technology Transfer29

6.2Assistance by Lava Personnel29

6.3Reimbursement of Costs29

6.4Supply Generally; Initial Supply; Existing Materials29

6.5Technology Transfer under [***] MSA33

6.6Delivery of Lava Materials30

Article 7 PAYMENTS30

7.1Upfront Fee30

7.2Development Milestones30

7.3Sales Milestones32

7.4Royalty Payments32

7.5Lava Buy-Up Option34

7.6Payment Terms35

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

7.7Payment Currency; Exchange Rate; No Offset35

7.8Late Payments35

7.9Payments to [***] and Other Third Parties36

7.10Records and Audit Rights36

7.11Taxes37

7.12Blocked Currency39

Article 8 CONFIDENTIALITY39

8.1Confidential Information39

8.2Duty of Confidence; Exceptions39

8.3Authorized Disclosures40

8.4Prior Confidentiality Agreements41

Article 9 PUBLICATIONS & PUBLICITY41

9.1Publications41

9.2Publicity42

Article 10 INTELLECTUAL PROPERTY43

10.1Ownership43

10.2Patent Prosecution and Maintenance44

10.3Cooperation for Patent Extensions49

10.4Common Interest Disclosures49

10.5Patent Enforcement50

10.6Infringement of Third Party Rights52

10.7Patent Marking53

10.8Trademarks53

Article 11 REPRESENTATIONS, WARRANTIES, AND COVENANTS53

11.1Representations, Warranties of Each Party53

11.2Representations and Warranties of Lava53

11.3Mutual Covenants56

11.4Additional Covenants57

11.5No Other Warranties58

Article 12 INDEMNIFICATION58

12.1Indemnification by Seagen58

12.2Indemnification by Lava59

12.3Procedure59

12.4Insurance60

12.5Limitation of Liability60

Article 13 TERM AND TERMINATION60

13.1Term60

13.2Termination by Seagen for Convenience60

13.3Termination for Material Breach61

13.4Termination for Bankruptcy61

13.5Effects of Termination in the Entirety63

13.6Effects of Termination in Part64

13.7Confidential Information64

13.8Termination for Patent Challenge64

13.9Termination Not Sole Remedy65

13.10Survival65

Article 14 MISCELLANEOUS65

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

14.1Assignment65

14.2Use of Affiliates66

14.3Translations66

14.4Severability66

14.5Governing Law; English Language66

14.6Dispute Resolution66

14.7Force Majeure68

14.8Waivers and Amendments68

14.9Relationship of the Parties68

14.10Notices68

14.11No Third Party Beneficiary Rights69

14.12Registration of License69

14.13Further Assurances70

14.14Entire Agreement70

14.15Counterparts70

14.16Expenses70

14.17Construction; Interpretation70

14.18Cumulative Remedies71

14.19Export71

List of Exhibits and Schedules:

Exhibit AAdditional Targets License Terms

Schedule 1.97Lava-1223 Compound

Schedule 1.110Lava Patents

Schedule 4.1Research Plan

Schedule 5.1.1Technology Transfer

Schedule 5.2.2(b)Lava CTA Sections

Schedule 5.3[***]

Schedule 6.1Manufacturing Technology Transfer

Schedule 6.4(a)Initial Supply

Schedule 6.4(b)Principal Terms of Initial Supply Agreement

Schedule 6.4(c)Existing Materials

Schedule 9.2.1Press Release

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Schedule 11.2.1

Schedule 11.2.7

Schedule 11.2.11(a)

Schedule 11.2.11(b)

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

EXCLUSIVE LICENSE AGREEMENT

This Exclusive License Agreement (“Agreement”) is entered into as of September 23, 2022 (the “Effective Date”), by and between Seagen Inc., a Delaware corporation located at 21823 30th Drive SE, Bothell, WA 98021, USA (“Seagen”) and Lava Therapeutics N.V., a Netherlands public limited company (naamloze vennootschap) having an address at Yalelaan 60, 3584 CM Utrecht, the Netherlands (“Lava”).  Lava and Seagen may be referred to in this Agreement individually as a “Party” or collectively as the “Parties.”

BACKGROUND

WHEREAS, Seagen is a global biotechnology company with expertise in researching, developing and commercializing targeted therapies to treat cancer;

WHEREAS, Lava is a biotechnology company that has a proprietary Gammabody™ platform and expertise relating to the discovery and development of bispecific and multi-specific T-cell engagers (collectively, “msTCEs”) directed to certain targets;

WHEREAS, Lava owns or controls certain patents and other intellectual property relating to the Lava-1223 Compound (as defined herein); and

WHEREAS, Seagen wishes to obtain from Lava an exclusive license in the Territory to Develop, Manufacture and Commercialize Licensed Compounds and Licensed Products (in each case as defined herein), and Lava is willing to grant such a license to Seagen, in accordance with the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the sufficiency of which is hereby acknowledged by both Parties, the Parties agree as follows:

Article 1
DEFINITIONS & INTERPRETATION

Whenever used in this Agreement with an initial capital letter, the terms defined in this Article 1 and elsewhere in this Agreement, whether used in the singular or plural, shall have the meanings specified.

1.1“AAA” has the meaning set forth in Section 14.6.2(a).
1.2“Accounting Standards” means GAAP, IAS/IFRS or equivalent accounting standards consistently applied by the applicable Party or other entity in maintaining its books and records.
1.3“Acquiror” means a Third Party that acquires a Party through an Acquisition, together with any Affiliates of such Third Party existing immediately prior to the consummation

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

of the Acquisition.  For clarity, an “Acquiror” of a Party shall exclude the Party and all of its Affiliates existing immediately prior to the consummation of the Acquisition.

1.4“Acquisition” means, with respect to either Party: (a) the acquisition by a Third Party, in one transaction or a series of related transactions, of direct or indirect beneficial ownership of more than fifty percent (50%) of the outstanding voting equity securities of such Party (excluding, for clarity, an acquisition by a Third Party where the stockholders of such acquired Party immediately prior to such transaction hold a majority of the voting shares of outstanding capital stock of the surviving entity immediately following such transaction); (b) a merger or consolidation involving such Party, as a result of which a Third Party acquires direct or indirect beneficial ownership of more than fifty percent (50%) of the voting power of the surviving entity immediately after such merger, reorganization or consolidation; or (c) a sale of all or substantially all of the assets of such Party in one transaction or a series of related transactions to a Third Party. “Acquired” has a corresponding meaning.
1.5“Accelerated Approval” means United States Regulatory Approval obtained pursuant to the FDA’s Accelerated Approval Program as set forth in 21 C.F.R. § 601 Subpart E or 21 C.F.R. § 601 Subpart H (as applicable), or any successor program thereto.
1.6“Additional Target” has the meaning set forth in Section 2.7.1.
1.7“Additional Targets License” has the meaning set forth in Section 2.7.4.
1.8“Additional Targets License Negotiation Period” has the meaning set forth in Section 2.7.4.
1.9“Affiliate” means, with respect to a Party, any entity directly or indirectly controlling, controlled by or under common control with such Party, but only for so long as such control exists.  For purposes of this definition, “control” (including, with correlative meanings, “controlled by,” “controlling” and “under common control with”) means (a) possession, direct or indirect, of the power to direct or cause direction of the management or policies of an entity, whether through ownership of securities or other ownership interests, by contract or otherwise, or (b) direct or indirect ownership of more than fifty percent (50%) (or the maximum ownership interest permitted by Applicable Law giving control) of the voting securities or other ownership or general partnership interest or other comparable equity interests in an entity.
1.10“After-Acquired Lava IP” has the meaning set forth in Section 2.5.
1.11“Antibody” means (a) any antibody that binds an antigen (whether fully human, humanized, phage display, chimeric, polyclonal, etc.), (b) any antigen binding domain, sequence, portion, derivative or fragment thereof, or (c) any fusion or composition that incorporates or includes any one or more of the foregoing. An Antibody may be in monospecific, bispecific or multispecific form.
1.12“Applicable Laws” means any and all laws, regulations, ordinances, decrees, judicial and administrative orders (and any license, franchise, permit or similar right granted under

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

any of the foregoing) and any other requirements of any applicable Governmental Authority that govern or otherwise apply to a Party’s activities in connection with this Agreement.

1.13“Audited Party” has the meaning set forth in Section 7.10.
1.14“Auditing Party” has the meaning set forth in Section 7.10.
1.15“Available”[***].
1.16“Bankrupt Party” has the meaning set forth in Section 13.4.2(a).
1.17[***]
1.18[***]
1.19“Biosimilar Application” has the meaning set forth in Section 10.5.8.
1.20“Biosimilar Product” means, with respect to a Licensed Product and country, any product (a) approved by way of an abbreviated regulatory mechanism by the relevant Regulatory Authority in such country in reference to such Licensed Product, (b) sold in the same country (or is commercially available in the same country via import from another country) as such Licensed Product by a Third Party that is not a Sublicensee and that did not purchase such product in a chain of distribution that included Seagen or any of its Affiliates or Sublicensees, and (c) meets the equivalency determination by the applicable Regulatory Authority in such country (including a determination that the product is “comparable,” “interchangeable,” “bioequivalent,” “biosimilar” or other term of similar meaning) with respect to the Licensed Product, including any such product approved pursuant to the United States Biologics Price Competition and Innovation Act of 2009 or any equivalent thereto (including, with respect to the EU, a marketing authorization application for a biosimilar biological medicinal product pursuant to Article 10(4) of Directive 2001/83/EC).
1.21“Biosimilar Reduction Trigger” has the meaning set forth in Section 7.4.2(c).
1.22“BLA” means an application submitted to the FDA under subsection (a) of Section 351 of the United States Public Health Service Act, or any equivalent application submitted to a Regulatory Authority outside the United States, including all amendments and supplements thereto.
1.23“Business Day” means a day other than any Saturday, Sunday or other day on which banking institutions in Seattle, Washington, USA or Utrecht, the Netherlands are authorized or required by Applicable Laws to remain closed.
1.24“Buy-Up Fee” has the meaning set forth in Section 7.5.1.
1.25“Buy-Up Notice” has the meaning set forth in Section 7.5.1.
1.26“Buy-Up Option” has the meaning set forth in Section 7.5.1.

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

1.27“Calendar Quarter” means any of the three (3) consecutive calendar month periods beginning on January 1, April 1, July 1 or October 1 of any year, except that the first Calendar Quarter shall commence on the Effective Date and end on the day immediately prior to the first to occur of January 1, April 1, July 1 or October 1 after the Effective Date, and the last Calendar Quarter shall end on the last day of the Term.
1.28“Calendar Year” means any of the twelve (12) consecutive calendar month periods beginning on January 1 and ending on December 31, except that the first Calendar Year shall commence on the Effective Date and end on the first December 31 to occur after the Effective Date, and the last Calendar Year shall end on the last day of the Term.
1.29“CDA” has the meaning set forth in Section 8.4.
1.30“Clearance” and “Cleared” have the meanings set forth in Section 2.7.3.
1.31“Clinical Trial” means a clinical study involving the administration of a pharmaceutical or biological product to a human.
1.32“CMC” means chemistry, manufacturing and controls.
1.33“CMO” means a Third Party contract manufacturing organization.
1.34“Collaboration Know-How” means any and all Know-How, including without limitation Know-How relating to Lava-1223 Improved Compounds, whether patentable or not, that is generated, developed, conceived or reduced to practice by or on behalf of a Party or its Affiliates or, in the case of Seagen, its Sublicensees in the course of performing activities under this Agreement.
1.35“Combination Product” means a Licensed Product that (a) contains one (1) or more therapeutically or prophylactically active compound(s) or ingredients (excluding formulation components such as coatings, stabilizers, excipients, solvents or controlled release technologies) for which no royalty would be due hereunder if such ingredients were sold separately (each, an “Additional Active”), or (b) is co-packaged or combined with one (1) or more Additional Actives and sold for a single price.
1.36“Commercialize” means any and all activities directed to the offering for sale and sale of a pharmaceutical or biological product, including activities directed to marketing, promoting, advertising, detailing, storing, distributing, importing, exporting, selling and offering to sell (including receiving, accepting, and filling orders), booking and recording sales, and interacting with Regulatory Authorities regarding any of the foregoing, including seeking Pricing and Reimbursement Approvals. For the avoidance of doubt, the right to Commercialize a product will include the right to make, have made, use, sell, offer for sale, and import such product for the purposes set forth above. “Commercialization” and “Commercializing” have a corresponding meaning.

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

1.37“Commercially Reasonable Efforts” means (a) with respect to the efforts to be expended by a Party in connection with any obligation hereunder (other than any of Seagen’s obligations under this Agreement regarding the Development, Manufacture or Commercialization of Licensed Products), the reasonable, diligent, good faith efforts to satisfy such obligation as a similarly situated pharmaceutical or biologics company would normally use to satisfy a similar obligation under similar circumstances, and (b) with respect to Seagen’s obligations under this Agreement regarding the Development, Manufacture and Commercialization of Licensed Products, those efforts and resources normally used by similarly situated pharmaceutical or biologics company for the Development, Manufacture, and Commercialization, as applicable, of a biological product controlled by it that is at a similar stage of research, development, manufacture, commercialization, or commercial life, is in a similar therapeutic and disease area, and is of similar market potential, taking into account such product’s: (i) safety and efficacy profile; (ii) proprietary position, including patent and regulatory exclusivity, and including any issues related to Third Party intellectual property rights; (iii) regulatory status, including likelihood of Regulatory Approval and Pricing and Reimbursement Approval, anticipated or approved labeling, and anticipated or approved post-approval requirements; (iv) present and future market and commercial potential, including competitive market conditions, the expected and actual profitability and return on investment, and amounts payable to licensors of patents or other intellectual property rights; (v) the expected and actual competitiveness of alternative products (including biosimilar products) and programs under development or sold in the marketplace; (vi) stage of development and product profile; and (vii) other relevant technical (including manufacturing), legal, scientific or medical factors.  With respect to Licensed Products, Commercially Reasonable Efforts shall be determined on a country-by-country basis for a particular Licensed Product, as applicable, and it is anticipated that the level of effort will be different for different markets, and will change over time, reflecting changes in the status of the applicable Licensed Product and the market(s) involved.
1.38“Competing Product” [***].
1.39“Competitive Infringement” has the meaning set forth in Section 10.5.1.
1.40“Confidential Information” has the meaning set forth in Section 8.1.
1.41“Control” or “Controlled” means, with respect to any Know-How, Patent Rights, Materials or other rights, the possession by a Party or any of its Affiliates of the legal authority or right (whether by ownership, license, covenant not to sue or otherwise, other than by operation of the licenses and other grants in this Agreement) to grant to the other Party a license, sublicense, right to use or right to access such Know-How, Patent Right, Material or other right without violating the terms of any agreement or other arrangement with any Third Party existing at the time such Party would be required hereunder to grant the other Party such license, sublicense, right to use or right to access.  Notwithstanding the foregoing, a Party will not be deemed to “Control” any Know-How, Patent Rights, Materials or other rights that, immediately prior to the consummation of an Acquisition making a Third Party an Acquiror, is owned or in-licensed by such Third Party that becomes an Affiliate of such acquired Party after the Effective Date as a result of such Acquisition or that the Acquiror subsequently develops without accessing or

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

practicing any intellectual property rights that are licensed under this Agreement, except to the extent such Know-How, Patent Rights, Materials or other rights (a) are actually used in the performance of activities under this Agreement by the acquired Party or Acquiror; or (b) were otherwise licensed or sublicensed (as applicable) by such Third Party to such acquired Party, or Affiliates of such Party, prior to such Acquisition.  For clarity, Lava shall, during the Term, be deemed to Control all Know-How, Patent Rights, Materials and other rights that have, at any time, been licensed or assigned to Lava pursuant to the [***] Agreement.

1.42“Cover” means (a) with respect to a claim of an issued Patent Right and a product, that the manufacture, use, offer for sale, sale or importation of such product would infringe such claim in the country in which such activity occurs (absent a license to or ownership thereof), or (b) with respect to a claim of a pending Patent Right and a product, that the manufacture, use, offer for sale, sale or importation of such product would, if such claim were to issue in its current form, infringe such claim in the country in which such activity occurs (absent a license to or ownership thereof). “Covered” has a corresponding meaning.
1.43“Data Protection Laws” has the meaning set forth in Section 11.3.1.
1.44“Deadlocked Matter” has the meaning set forth in Section 3.3.
1.45“Develop” means any and all pre-clinical, non-clinical and clinical research and development activities for a pharmaceutical or biological product, including research activities, modification and optimization activities, preclinical studies, Clinical Trials, toxicology, pharmacokinetic, pharmacodynamic, drug-drug interaction, safety, tolerability and pharmacological studies, supply of product for use in the foregoing activities (including placebos and comparators), statistical analyses, the preparation and submission of INDs, BLAs and other Regulatory Submissions for the purpose of obtaining, registering and maintaining Regulatory Approval of such product, as well all interactions with Regulatory Authorities with respect to the foregoing.  For the avoidance of doubt, the right to Develop a product or compound will include the right to make, have made, use and import such product or compound for the purposes set forth above.  “Developing” and “Development” have a corresponding meaning.
1.46“Development Milestone Event” has the meaning set forth in Section 7.2.
1.47“Development Milestone Payment” has the meaning set forth in Section 7.2.
1.48“Directed To” means, with respect to an Antibody, the ability of such Antibody (or the relevant arm of such Antibody) to preferentially and selectively bind to a Target.
1.49“Dispute” has the meaning set forth in Section 14.6.1.
1.50“Distributor” means any Third Party that purchases Licensed Product from Seagen, its Affiliates or Sublicensees for resale in the Territory and that takes title to such Licensed Product; provided, however, that such Third Party does not pay royalties to Seagen or any of its Affiliates or Sublicensees with respect to its resale of such Licensed Product. For clarity, a

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

“Distributor” shall not be considered a Sublicensee for purposes of this Agreement even if (sub)licenses are granted to such Distributor for purposes of conducting its resale activities.

1.51“Divest” and “Divestiture” “[***]”.
1.52“Dose Escalation Study” means a Clinical Trial of a product that is intended to evaluate potential doses of such product by introducing progressively higher doses of such product into small cohorts of patients to assess its safety, metabolism, pharmacokinetic properties, or clinical pharmacology.
1.53“Dose Expansion Study” means a Clinical Trial of a product that (a) introduces into patients solely the recommended dose of such product, as determined by a Dose Optimization Study of such product, and (b) employs at least two (2) concurrently accruing patient cohorts, where each cohort is intended to assess a different aspect of such product such as its safety, metabolism, pharmacokinetic properties, clinical pharmacology, or antitumor activity.
1.54“Dose Optimization Study” means a Clinical Trial of a product that (a) introduces into patients multiple doses of such product, where the selection of such doses is informed by the results of a Dose Escalation Study of such product, and (b) is intended to determine the recommended dose to be used in subsequent Clinical Trials of such product.
1.55“DPA” has the meaning set forth in Section 11.3.1.
1.56“EGFR” means the protein known as human epidermal growth factor receptor.
1.57“Electronic Delivery” has the meaning set forth in Section 14.15.
1.58“Enforcement Action” has the meaning set forth in Section 10.5.2.
1.59[***]
1.60“European Union” or “EU” means the European Union.
1.61“Executive Officers” means Seagen’s EVP Corporate Development & Alliance Management, or her or his designee, and Lava’s Chief Executive Officer, or her or his designee, provided that any such designee must have decision-making authority on behalf of the applicable Party.
1.62“Existing CTA/IMPD Draft” has the meaning set forth in Section 5.2.2(b).
1.63“Existing Materials” has the meaning set forth in Section 6.4.
1.64“External Costs” means, with respect to Lava, costs and expenses incurred in the performance of the Research Plan or Lava’s obligations under Article 5 and Article 6 and paid to Third Parties (or payable to Third Parties and accrued in accordance with Lava’s Accounting Standards) including the cost of materials (including taxes and duties thereon) purchased from

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Third Parties, the cost of materials (including taxes and duties thereon) procured by Lava for, or provided by Lava to, Third Parties in connection with such Third Parties’ services, and services provided by Third Parties, but excluding any (a) capital expenditures and financing costs, and (b) employee salaries and benefits.

1.65“FDA” means the United States Food and Drug Administration or any successor entity thereto.
1.66“FFDCA” means the United States Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301 et seq., as may be amended from time to time.
1.67“Field” means all uses in humans and animals.
1.68“First Additional Target” has the meaning set forth in Section 2.7.3.
1.69“First Additional Target Clearance Date” has the meaning set forth in Section 2.7.3.
1.70“First Commercial Sale” means, with respect to a Licensed Product, the first sale of such Licensed Product by or on behalf of Seagen, its Affiliates, or Sublicensees to a Third Party for distribution, use or consumption in a country in the Territory after all Regulatory Approvals and Pricing and Reimbursement Approvals (but excluding Pricing and Reimbursement Approval if Pricing and Reimbursement Approval is not required to initiate marketing and selling such Licensed Product in such country) have been obtained for such Licensed Product in such country or if neither Regulatory Approval nor Pricing and Reimbursement Approval is required, after the date on which sales are permitted by Applicable Law. Notwithstanding the foregoing, Licensed Product provided for: (a) research and Clinical Trial purposes; (b) compassionate use, named patient sales, patient assistance programs; (c) support of Regulatory Approval; (d) test marketing programs or other similar programs or studies, or for sample or promotional purposes (provided that the Licensed Product is not otherwise generally available for purchase in the applicable country); and (e) early access programs, in each case ((a) – (e)), shall not constitute a First Commercial Sale of such Licensed Product.  In addition, sales of a Licensed Product by and between Seagen and its Affiliates or Sublicensees shall not constitute a First Commercial Sale.
1.71“First Indication” has the meaning set forth in Section 7.2.
1.72“First Target Nomination Period” has the meaning set forth in Section 2.7.3.
1.73“Force Majeure” has the meaning set forth in Section 14.7.
1.74“FTE” means the equivalent of the work of one (1) individual technical or scientific employee full-time for one (1) full calendar year consisting of a total [***] hours per full calendar year.  Any such individual who devotes less than [***] hours per full calendar year shall be treated as an FTE on a pro-rata basis upon the actual number of hours worked divided [***].  FTEs shall not include general and administrative personnel, such as general company management, or financial, legal or business development personnel.

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

1.75“FTE Cost” means, for any period and activities, the product obtained by multiplying (a) the actual total FTEs (or portion thereof) devoted to the performance of such activities during such period, by (b) the FTE Rate.
1.76“FTE Rate” means [***] per FTE.  For clarity, with respect to an FTE, as between the Parties, the Party employing such FTE will be solely responsible for the payment of all compensation to such FTE, as well as for the payment of all withholding taxes, social security, workers’ compensation, unemployment and disability insurance or similar items required by any Governmental Authority in connection with the employment of such FTE.
1.77“GAAP” means accounting principles generally accepted in the United States, consistently applied.
1.78“Gatekeeper” has the meaning set forth in Section 2.7.2.
1.79“GCP” means the applicable then-current standards for clinical activities for pharmaceuticals or biologicals, as set forth in the FFDCA and any regulations or guidance documents promulgated thereunder, as amended from time to time, together with, with respect to work performed in a country other than the United States, any similar standards of good clinical practice as are required by any Regulatory Authority in such country.
1.80“German Withholding Requirement” has the meaning set forth in Section 7.11.2.
1.81“GITA” has the meaning set forth in Section 7.11.2.
1.82“GLP” means the applicable then-current standards for laboratory activities for pharmaceuticals or biologicals, as set forth in the FFDCA and any regulations or guidance documents promulgated thereunder, as amended from time to time, together with, with respect to work performed in a country other than the United States, any similar standards of good laboratory practice as are required by any Regulatory Authority in such country.
1.83“GMP” means the applicable then-current standards for conducting Manufacturing activities for pharmaceuticals or biologicals (or active pharmaceutical ingredients) as are required by any applicable Regulatory Authority in the Territory.
1.84“Governmental Authority” means any federal, state, national, provincial or local government, or political subdivision thereof, or any multinational organization or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, or any court or tribunal (or any department, bureau or division thereof, or any governmental arbitrator or arbitral body).
1.85“IAS/IFRS” means International Accounting Standards/International Financial Reporting Standards of the International Accounting Standards Board, consistently applied.
1.86“IND” means an investigational new drug application, clinical trial authorization application (“CTA”), or similar application or submission (including any supplements of any of

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

the foregoing) for approval to conduct Clinical Trials of a pharmaceutical or biological product filed with or submitted to a Regulatory Authority in conformance with the requirements of such Regulatory Authority.

1.87“Indemnified Party” has the meaning set forth in Section 12.3.1.
1.88“Indemnifying Party” has the meaning set forth in Section 12.3.1.
1.89“Indication” means a distinct type of disease or medical condition in humans to which a Licensed Product is directed and intended to be (or is) approved [***].
1.90“Initiation” means, with respect to a Clinical Trial or cohort thereof, the first dosing of the first patient in such Clinical Trial or cohort, as applicable.
1.91“IP Executives” means Seagen’s Head of IP, or his or her designee, and Lava’s General Counsel, or his or her designee, provided that any such designee must have decision-making authority on behalf of the applicable Party.
1.92“Joint Collaboration Know-How” means any and all Collaboration Know-How that is generated, developed, conceived or reduced to practice jointly by or on behalf of (a) Seagen, its Affiliates or Sublicensees, and (b) Lava or its Affiliates, excluding [***], and Seagen Background Improvements.
1.93“Joint Collaboration Patents” means any and all Patent Rights that claim Joint Collaboration Know-How.
1.94“JRDC” has the meaning set forth in Section 3.1.
1.95“Key [***]Clinical Data” means, with respect to a Licensed Product, a summary of all clinical data for such Licensed Product generated through [***].
1.96“Know-How” means any proprietary scientific or technical information, inventions, discoveries, results and data of any type whatsoever, in any tangible or intangible form, including inventions, discoveries, databases, safety information, practices, methods, instructions, techniques, processes, drawings, documentation, specifications, formulations, formulae, knowledge, know-how, trade secrets, skill, experience, test data and other information and technology applicable to formulations, compositions or products or to their manufacture, development, registration, use, marketing or sale or to methods of assaying or testing them, including pharmacological, pharmaceutical, medicinal chemistry, biological, chemical, biochemical, toxicological and clinical test data, physical and analytical, safety, quality control data, manufacturing, and stability data, studies and procedures, and manufacturing process and development information, results and data.
1.97“Lava-1223 Compound” [***]
1.98“Lava-1223 Compound Improvement” [***]

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

1.99“Lava-1223 Compound Improvement Patent” [***]
1.100“Lava-1223 Improved Compound”[***]
1.101“Lava-1223 Improved Compound Notice” [***]
1.102“Lava-1223 Product” means a Licensed Product containing or comprising the Lava-1223 Compound.
1.103“Lava Collaboration Know-How” means any and all Collaboration Know-How generated, developed, conceived or reduced to practice solely by on behalf of Lava or its Affiliates.  For clarity, the Lava Collaboration Know-How excludes any Seagen Background Improvements, [***].
1.104“Lava Collaboration Patents” means any and all Patent Rights that claim Lava Collaboration Know-How.
1.105“Lava Existing CRO/CMO Agreements” has the meaning set forth in Section 11.2.11.
1.106“Lava Existing In-Licenses” has the meaning set forth in Section 11.2.11.
1.107“Lava Indemnitee” has the meaning set forth in Section 12.1.
1.108“Lava Know-How” means any and all Know-How that Lava or any of its Affiliates Control as of the Effective Date or during the Term that is reasonably necessary to Develop, Manufacture, and Commercialize Licensed Compounds and Licensed Products.  The Lava Know-How includes the Lava Collaboration Know-How, [***].
1.109“Lava Materials” means any and all Materials that Lava or any of its Affiliates Control as of the Effective Date or during the Term that are reasonably necessary to Develop, Manufacture, or Commercialize Licensed Compounds and Licensed Products.
1.110“Lava Patents” means any and all Patent Rights that Lava or any of its Affiliates Control as of the Effective Date or during the Term that (a) Cover the composition of, or the method of making or using, all or any portion or intermediate of any Licensed Compound or Licensed Product, or (b) are otherwise reasonably necessary to Develop, Manufacture or Commercialize Licensed Compounds and Licensed Products. The Lava Patents include the Lava Collaboration Patents, Lava Platform Improvement Patents, and [***]. Schedule 1.110 hereto lists the Lava Patents that are in existence as of the Effective Date. During the Term, Lava will update Schedule 1.110 upon the reasonable request of Seagen.
1.111“Lava Platform” [***].
1.112“Lava Platform Improvement” has the meaning set forth in Section 10.1.1.

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

1.113“Lava Platform Improvement Patent” has the meaning set forth in Section 10.2.3(b).
1.114“Lava Subcontractor” has the meaning set forth in Section 4.5.
1.115“Lava Technology” means the Lava Know-How, Lava Patents, and Lava Materials, and Lava’s interest in the Joint Collaboration Patents and Joint Collaboration Know-How.
1.116“Licensed Compound” means the Lava-1223 Compound [***].
1.117“Licensed Product” means any pharmaceutical or biological product containing or comprising a Licensed Compound, and all formulations, dosages and dosage forms thereof. A Licensed Product containing or comprising a Licensed Compound, and a Licensed Product containing or comprising a different Licensed Compound, shall be two different Licensed Products.
1.118“Licensed Product-Specific Claims” has the meaning set forth in Section 10.2.3(a).
1.119“Losses” has the meaning set forth in Section 12.1.
1.120“Manufacture” means, with respect to a pharmaceutical or biological product, all activities in connection with the manufacture, processing, formulating, testing (including quality control, quality assurance and lot release testing), bulk packaging, filling, finishing, packaging, labeling, inspecting, receiving, storage, release, shipping and delivery of such product, sourcing of materials, process qualification, validation and optimization, and stability testing.  For the avoidance of doubt, the right to Manufacture a product or compound will include the right to make, have made, use and import such product or compound for the purposes set forth above.  “Manufacturing” and “Manufactured” have a corresponding meaning.
1.121“Manufacturing Technology Transfer” has the meaning set forth in Section 6.1.
1.122“Manufacturing Technology Transfer Plan” has the meaning set forth in Section 6.1.
1.123“Materials” means any and all biological and other physical materials, including antibodies, cell lines, reagents, excipients and assays.
1.124“Mediation Rules” has the meaning set forth in Section 14.6.2(a).
1.125“National Stage Entry” has the meaning set forth in Section 10.2.4(a).
1.126“Net Sales” means, with respect to a Licensed Product, the gross amount invoiced by Seagen, its Affiliates or Sublicensees (each a “Selling Party”) to Third Parties (including Distributors) for such Licensed Product in the Territory, less:

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

1.126.1[***]

Net Sales shall be determined from the applicable Selling Party’s books and records maintained in accordance with the Selling Party’s Accounting Standards consistently applied.  Transfers of Licensed Product between or among Seagen, its Affiliates and Sublicensees for subsequent resale shall not be included in Net Sales, but the subsequent end sale shall be included in Net Sales. [***].

If a Licensed Product is sold as a Combination Product in a country, Net Sales of the Licensed Product will be calculated by multiplying the total Net Sales of the Combination Product by the fraction A/(A+B), where A is the average per unit price of the Licensed Product when sold separately in finished form in such country, and B is the sum of the average per unit price in the applicable country of all Additional Actives in each case when sold separately in finished form in such country.  If, in a particular country: (a) the Licensed Product is not sold separately in finished form in such country, or (b) one or more of the Additional Actives are not sold separately in finished form in such country, the adjustment to Net Sales shall be determined by the Parties in good faith to reasonably reflect the fair value of the contribution of the Licensed Product in the Combination Product to the total market value of such Combination Product.

1.127“Option Period” has the meaning set forth in Section 7.5.1.
1.128“Patent Committee” has the meaning set forth in Section 10.2.6(a).
1.129“Patent Rights” means all patents and patent applications (including any certificates of invention, supplementary protection certificates and applications therefor, applications for certificates of invention and priority rights) in any country or jurisdiction, including all international applications, provisional applications, substitutions, continuations, continuations-in-part, continued prosecution applications, including requests for continued examination, divisional applications and renewals, and all letters, patents or certificates of invention granted thereon, and all reissues, reexaminations, term extensions, term adjustments, term restorations, renewals, substitutions, confirmations, registrations, revalidations, revisions and additions of or to any of the foregoing, in each case, in any country or jurisdiction.
1.130“Patent Term Extension” has the meaning set forth in Section 10.3.
1.131“Person” means any individual, corporation, company, partnership, association, joint-stock company, trust, unincorporated organization or governmental or political subdivision thereof.
1.132“Personal Data” has the meaning set forth in Section 11.3.1.
1.133“Phase 2 Clinical Trial” means a Clinical Trial of a product in any country that (a) may include a control group and (b) is intended to (i) evaluate the effectiveness of such product for the disease or Indication being studied and (ii) determine the common short-term side effects and risks associated with such product.

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

1.134“Pivotal Clinical Trial” means a Clinical Trial of a product in any country that is intended to (a) obtain sufficient efficacy and safety data in patients with the disease or Indication being studied to obtain Regulatory Approval of such product for such disease or Indication, and (b) define contraindications, warnings, precautions and adverse reactions that are associated with such product in the dosage range to be prescribed for such disease or Indication, regardless of whether the sponsor of such Clinical Trial characterizes or refers to such Clinical Trial as a “Phase III,” “Phase IIb” or “Phase IIb/III” Clinical Trial (or otherwise) in the applicable protocol, on clinicaltrials.gov, or in any other context.
1.135“Pricing and Reimbursement Approval” means, for a particular country or jurisdiction, the later of: (a) the approval, agreement, determination, or decision by a Governmental Authority establishing the price that can be legally charged to consumers for a pharmaceutical or biological product, if required for the Commercialization of such product in such country or jurisdiction; and (b) the approval, agreement, determination, or decision by a Governmental Authority establishing the level of reimbursement that will be reimbursed by Governmental Authorities for a pharmaceutical or biological product, if either required or otherwise commercially beneficial for the Commercialization of such product in such country or jurisdiction.
1.136 [***]
1.137[***]
1.138“Prosecute and Maintain” means activities directed to: (a) preparing, filing and prosecuting Patent Rights; (b) managing any interference, opposition, re-issue, reexamination, supplemental examination, invalidation proceedings (including inter partes or post-grant review proceedings), revocation, nullification or cancellation proceeding relating to the foregoing; and (c) settling any interference, opposition, reexamination, invalidation, revocation, nullification or cancellation proceeding, but excluding the defense of challenges to Patent Rights as a declaratory judgment action or as a counterclaim in an infringement proceeding.
1.139“Publication” has the meaning set forth in Section 9.1.1.
1.140“Regulatory Approval” means, for a pharmaceutical or biological product and a particular country or jurisdiction, any and all approvals from the relevant Regulatory Authority(ies) necessary to initiate marketing and selling such product in such country or jurisdiction, but excluding Pricing and Reimbursement Approval of such product in such country or jurisdiction.
1.141“Regulatory Authority” means any applicable Governmental Authority with authority over the distribution, importation, exportation, manufacture, production, use, storage, transport, clinical testing or sale of a pharmaceutical or biological product, including any Governmental Authority having the authority to grant Regulatory Approval or Pricing and Reimbursement Approval.
1.142“Regulatory Exclusivity” means, with respect to a Licensed Product and a country, a period of exclusivity (other than Patent Rights exclusivity) granted or afforded by Applicable

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Laws or by a Regulatory Authority in such country that prevents the Regulatory Approval or marketing of any Biosimilar Product of such Licensed Product in such country, including reference product exclusivity under Section 351(k)(7)(C) of the Public Health Service Act and any foreign equivalents.

1.143“Regulatory Materials” means all (a) applications (including all INDs and applications for Regulatory Approval or Pricing and Reimbursement Approval), registrations, licenses, authorizations and approvals (including Regulatory Approvals and Pricing and Reimbursement Approvals), (b) correspondence and reports submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents with respect thereto, including all adverse event files and complaint files, (c) supplements or changes to any of the foregoing, and (d) clinical and other data, including Clinical Trial data, contained or relied upon in any of the foregoing.
1.144“Regulatory Submissions” means all applications, filings, and dossiers, and other documents, data, results, and materials submitted to a Regulatory Authority in support of Development or Commercialization of a pharmaceutical or biological product for an Indication, including for the purpose of obtaining Regulatory Approval or Pricing and Reimbursement Approval from that Regulatory Authority. Regulatory Submissions include all INDs, BLAs and other applications for Regulatory Approval or Pricing and Reimbursement Approval and their equivalents.
1.145“Research Budget” has the meaning set forth in Section 4.1.
1.146“Research Costs” means, with respect to the Research Plan in a given period, such FTE Costs and External Costs as are (a) incurred by Lava (or its Affiliate) during such period as a cost or expense in accordance with Accounting Standards, (b) directly attributable or reasonably allocable to the conduct of an activity as set forth in the Research Plan, and (c) in accordance with the Research Budget.
1.147“Research Plan” has the meaning set forth in Section 4.1.
1.148“Research Records” has the meaning set forth in Section 4.6.
1.149“Research Term” means the period beginning on the Effective Date and ending twelve (12) months after the filing of an IND for the first Licensed Product.
1.150“Results” has the meaning set forth in Section 4.6.
1.151“Review Period” has the meaning set forth in Section 9.1.1.
1.152“Royalty Term” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the period beginning upon the First Commercial Sale of a Licensed Product in a country until the latest of (a) the expiration of the last Valid Claim of the [***] that Covers the (i) [***], (b) the [***] anniversary of the date of the First Commercial Sale of such Licensed Product

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

in such country, and (c) termination or expiration of Regulatory Exclusivity for such Licensed Product in such country.

1.153“Sales Milestone Event” has the meaning set forth in Section 7.3.
1.154“Sales Milestone Payment” has the meaning set forth in Section 7.3.
1.155“Seagen Background Improvements” has the meaning set forth in Section 10.1.1.
1.156“Seagen Background IP” means any and all Know-How or Patent Rights owned or controlled by Seagen or any of its Affiliates as of the Effective Date or developed or acquired by Seagen or its Affiliates during the Term independent of this Agreement.
1.157“Seagen Collaboration Know-How” means any and all Collaboration Know-How generated, developed, conceived or reduced to practice solely by or on behalf of Seagen, its Affiliates or Sublicensees, including any Seagen Background Improvements but excluding any Lava Platform Improvements and [***].
1.158“Seagen Collaboration Patents” means any and all Patent Rights that claim Seagen Collaboration Know-How.
1.159“Seagen Controlled Patents” has the meaning set forth in Section 10.2.4.
1.160“Seagen Indemnitee” has the meaning set forth in Section 12.2.
1.161“Second Additional Target” has the meaning set forth in Section 2.7.3.
1.162“Second Additional Target Clearance Date” has the meaning set forth in Section 2.7.3.
1.163“Second Indication” has the meaning set forth in Section 7.2.
1.164“Second Target Nomination Period” has the meaning set forth in Section 2.7.3.
1.165“Securities Regulator” has the meaning set forth in Section 9.2.1.
1.166“Segregate” [***].
1.167“Subcontractor” has the meaning set forth in Section 2.1.3.
1.168“Sublicensee” has the meaning set forth in Section 2.1.2.
1.169“Target” means any antigen (protein, peptide, carbohydrate or combination thereof) that can be bound by an Antibody.
1.170“Technology Transfer” has the meaning set forth in Section 5.1.1.

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

1.171“Technology Transfer Budget” has the meaning set forth in Section 5.1.1.
1.172“Term” has the meaning set forth in Section 13.1.
1.173“Terminated Products” has the meaning set forth in Section 13.5.3.
1.174“Territory” means worldwide.
1.175“Third Indication” has the meaning set forth in Section 7.2.
1.176“Third Party” means any Person, other than a Party or an Affiliate of a Party.
1.177“Third Party Claim” has the meaning set forth in Section 12.1.
1.178“Unavailable” means, with respect to a Target, that such Target is not Available.
1.179“United States” or “U.S.” means the United States of America and its territories and possessions.
1.180“Upfront Fee” has the meaning set forth in Section 7.1.
1.181“U.S. Bankruptcy Code” has the meaning set forth in Section 13.4.2(a).
1.182“USD” or “Dollars” means United States dollars.
1.183“Valid Claim” means a claim of (a) an issued and unexpired Patent Right, which claim (i) has not been revoked or held invalid or unenforceable by a patent office, court or other Governmental Authority of competent jurisdiction in a final and non-appealable judgment (or judgment from which no appeal was taken within the allowable time period), and (ii) has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination, disclaimer or otherwise, or (b) a pending patent application, which patent application was filed and is being prosecuted in good faith and has not been cancelled, withdrawn from consideration, abandoned or finally disallowed without the possibility of appeal or refiling of the application [***].
1.184[***]
1.185[***]
1.186[***]
1.187“[***] Publication” has the meaning set forth in Section 9.1.2.
1.188“Withholding Taxes” has the meaning set forth in Section 7.11.1.
Article 2
LICENSE

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

2.1Exclusive License to Seagen.
2.1.1License Grant.  Subject to the terms and conditions of this Agreement, Lava, on behalf of itself and its Affiliates, hereby grants to Seagen an exclusive (even as to Lava and its Affiliates, subject to Section 2.1.4), transferable (in accordance with Section 14.1), royalty-bearing license, with the right to grant sublicenses in accordance with Section 2.1.2, under the Lava Technology to make, have made, use, import, offer for sale, sell, Develop, Manufacture and Commercialize Licensed Compounds and Licensed Products in the Field in the Territory.
2.1.2Seagen Right to Sublicense.  Seagen shall have the right to grant sublicenses under the rights granted in Section 2.1.1 through multiple tiers, without Lava’s prior consent, to its Affiliates and Third Parties (each such Third Party a “Sublicensee”).  All such Sublicensees shall be subject to a written agreement consistent with the applicable terms and conditions of this Agreement (including without limitation, the ownership and management of intellectual property rights).  Seagen shall remain responsible and liable to Lava for the performance of all Sublicensees to the same extent as if such activities were conducted by Seagen.  Seagen shall provide a copy of each sublicensing agreement with a Sublicensee to Lava within [***] after the execution of such sublicensing agreement, subject to Seagen’s right to redact any confidential or proprietary information of Seagen or the Sublicensee contained therein that is not necessary for Lava to determine compliance with this Section 2.1.2.
2.1.3Seagen Right to Subcontract.  Seagen may subcontract the performance of any of its obligations under this Agreement to one or more Third Party subcontractors engaged for the purpose of Seagen’s Development, Manufacture and Commercialization of one or more Licensed Products (each such Third Party a “Subcontractor”).  All such Subcontractors shall be subject to a written agreement that is consistent with the applicable terms and conditions of this Agreement.  Seagen shall remain responsible and liable to Lava for the performance of all Subcontractors to the same extent as if such activities were conducted by Seagen.  For clarity, entities such as contract research organizations, CMOs, Clinical Trial sites, Distributors and contract sales organizations shall be considered Subcontractors under this Section 2.1.3 and not Sublicensees for purposes of Section 2.1.2.
2.1.4Lava Retained Rights.  Notwithstanding the exclusive nature of the license granted to Seagen in Section 2.1.1, Lava retains the rights to practice the Lava Technology (a) solely to perform its obligations under this Agreement, including its obligations under the Research Plan and (b) outside the scope of the exclusive license granted in Section 2.1.1.
2.2Exclusivity.
2.2.1Lava Exclusivity.  During [***], Lava shall not, and shall ensure that its Affiliates do not: (a) either alone or with any Third Party, Develop, Manufacture, or Commercialize any Competing Product anywhere in the Territory; or (b) authorize or grant any rights to any Third Party (including through granting a license, option or other right) to Develop, Manufacture, or Commercialize any Competing Product anywhere in Territory.
2.2.2Seagen Exclusivity.  During [***], Seagen shall not, and shall ensure that

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

its Affiliates do not: (a) either alone or with any Third Party, Develop, Manufacture, and Commercialize any Competing Product anywhere in the Territory; or (b) authorize or grant any rights to any Third Party (including through granting a license, option or other right) to Develop, Manufacture or Commercialize any Competing Product anywhere in the Territory.
2.3Acquisition of Competing Programs. Notwithstanding Section 2.2.1 and Section 2.2.2, if:
2.3.1Lava or any of its Affiliates acquires any Competing Product or the rights to Develop, Manufacture or Commercialize any Competing Product anywhere in the Territory in each case through the acquisition of a Third Party (whether by merger or acquisition of all or substantially all of the stock or assets of a Third Party or of any operating or business division of a Third Party or similar transaction) then such acquisition, and the Development, Manufacture, or Commercialization of such Competing Product thereafter, shall not constitute a breach of Section 2.2.1 if [***];
2.3.2Lava is Acquired by a Third Party that is at the time of such Acquisition or thereafter Developing, Manufacturing, or Commercializing a Competing Product anywhere in the Territory, then such Acquisition, and the Development, Manufacture, or Commercialization of such Competing Product by such Acquiror or its Affiliates, shall not constitute a breach of Section 2.2.1 if [***];
2.3.3Seagen or any of its Affiliates acquires any Competing Product or the rights to Develop, Manufacture, or Commercialize any Competing Product anywhere in the Territory in each case through the acquisition of a Third Party (whether by merger or acquisition of all or substantially all of the stock or assets of a Third Party or of any operating or business division of a Third Party or similar transaction), then such acquisition, and the Development, Manufacture, or Commercialization of such Competing Product thereafter, shall not constitute a breach of Section 2.2.2 if [***]; and
2.3.4Seagen is Acquired by a Third Party that is at the time of such Acquisition or thereafter Developing, Manufacturing, or Commercializing a Competing Product anywhere in the Territory, then such Acquisition, and the Development, Manufacture, or Commercialization of such Competing Product by such Acquiror or its Affiliates, shall not constitute a breach of Section 2.2.2 if [***].

For purposes of this Section 2.3, [***]

2.4No Implied Licenses. Except as expressly set forth in this Agreement, neither Party nor its Affiliates, by virtue of this Agreement, shall acquire any license or other interest, by implication or otherwise, in or to any Know-How, Patent Rights, Materials or other intellectual property rights owned or controlled by the other Party or its Affiliates.
2.5Third Party Licenses.  Seagen may negotiate and obtain a license to any Third Party Know-How, Patent Rights or other rights that are [***].  In the event that Lava negotiates a license to any Third Party Know-How, Patent Rights or other rights that are [***] (such Third

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Party Know-How, Patent Rights or other rights, the “After-Acquired Lava IP”), then Lava will use commercially reasonable efforts to secure, [***], a sublicense to Seagen under the After-Acquired Lava IP that is substantially similar in scope to the license grant in Section 2.1.1, and will keep Seagen reasonably informed as to the status of any such negotiations, provided that Lava will not obtain an exclusive license to such After-Acquired Lava IP that is [***] without Seagen’s prior written consent.  In addition, Lava will promptly notify Seagen in writing if it becomes aware of any Third Party Know-How, Patent Rights or other rights other than After-Acquired Lava IP that [***].

2.6Acquiror Patent Rights.  Following the closing of an Acquisition of Lava, Lava shall notify Seagen in writing of any Patent Rights that any Acquiror of Lava owns or controls that are or would be necessary to Develop, Manufacture, or Commercialize Licensed Compounds or Licensed Products in any country.  To the extent any such Patent Rights are not Controlled by Lava for purposes of this Agreement, upon Seagen’s request, Lava agrees to request a non-exclusive license on behalf of Seagen under such Patent Rights sufficient in scope to permit the Development, Manufacture and Commercialization of Licensed Compounds and Licensed Products in the Field and in the Territory.
2.7Agreement for Additional Targets.
2.7.1Separate Agreement.  The Parties have expressed interest in entering into a separate agreement for Seagen to exclusively license additional msTCEs having (a) [***] and (b) [***].
2.7.2Gatekeeper.  Upon the request of Seagen, Lava will engage an independent Third Party gatekeeper mutually agreed to by the Parties (“Gatekeeper”) who will maintain the list of Unavailable Targets.  The Parties shall cause the Gatekeeper to, prior to receiving any information from either Party in connection with this Agreement, enter into an agreement with the Parties containing confidentiality and non-use obligations mutually acceptable to the Parties and the Gatekeeper.  Promptly after executing such confidentiality agreement, Lava will provide the Gatekeeper with a list of Unavailable Targets, to be updated from time to time.  Until the later of the end of the (a) First Target Nomination Period and (b) Second Target Nomination Period, Lava will promptly provide the Gatekeeper with any changes to the list of Unavailable Targets.  All costs in connection with the Gatekeeper will be borne [***] by Lava and [***] by Seagen.
2.7.3Nomination and Clearance.  Seagen shall have the right, but not the obligation, to nominate (a) a Target as a first Additional Target until the earlier of (i) the First Additional Target Clearance Date and (ii) the date that is [***] after the Effective Date (“First Target Nomination Period”), and (b) a Target as a second Additional Target until the earlier of (i) the Second Additional Target Clearance Date and (ii) the date that is [***] after the Effective Date (“Second Target Nomination Period”). Notwithstanding the foregoing, if no Target is Cleared by the date that is [***] after the Effective Date plus [***] Business Days, Seagen shall have no further rights under this Section 2.7.  Seagen shall nominate a Target as a first Additional Target or second Additional Target by providing written notice of Seagen’s nomination thereof to the Gatekeeper. Within [***] Business Days after receipt of Seagen’s nomination of a Target as a

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

first Additional Target or second Additional Target, the Gatekeeper shall notify Lava that Seagen has submitted a nomination, and within [***] Business Days of such notification, Lava shall submit to the Gatekeeper a list of Unavailable Targets (or confirm in writing that there have been no changes to the most recently submitted list of Unavailable Targets).  Within [***] Business Days after receipt of such updated list (or confirmation that there have been no changes), if such nominated Target is Unavailable, then the Gatekeeper will so notify Seagen, or if such nominated Target is Available, then the Gatekeeper will so notify Seagen and Lava; in each case, the Gatekeeper’s notice will include the identity of the nominated Target.  If a Target nominated by Seagen as a first Additional Target or second Additional Target is Unavailable, then Seagen shall have the right to nominate another Target as a first Additional Target or second Additional Target during the First Target Nomination Period or Second Target Nomination Period, respectively.  If a first Additional Target or second Additional Target nominated by Seagen pursuant to this Section 2.7.3 is Available, then such Target shall be deemed a “First Additional Target” or “Second Additional Target”, as applicable, as of the date such Target Cleared (the date of such Clearance of the First Additional Target, the “First Additional Target Clearance Date”, and the date of such Clearance of the Second Additional Target, the “Second Additional Target Clearance Date”).    For purposes of this Section 2.7, “Cleared” means, with respect to a Target, that the Gatekeeper has notified Seagen and Lava that such Target is Available.  “Clearance” has a corresponding meaning.
2.7.4Negotiation.  The Parties agree to negotiate in good faith and use commercially reasonable efforts to enter into an agreement, within [***] following the First Additional Target Clearance Date, on the terms set forth in Exhibit A hereto and other commercially reasonable terms (such period, as may be extended only upon mutual written agreement of the Parties, the “Additional Targets License Negotiation Period”, and such agreement, the “Additional Targets License”).  Without limiting the foregoing, the Additional Targets License, if consummated, shall include the grant by Lava to Seagen of an exclusive license to Develop, Manufacture, and Commercialize (a) bispecific or multispecific Antibodies having (i) one (1) variable domain Directed To [***] and (ii) one (1) variable domain Directed To the First Additional Target and (b) so long as a second Additional Target is Cleared during the Second Target Nomination Period, bispecific or multispecific Antibodies having (i) one (1) variable domain Directed To [***] and (ii) one (1) variable domain Directed To such Second Additional Target.
2.7.5Additional Targets Exclusivity.  With respect to each of the First Additional Target and Second Additional Target, during the period beginning on the First Additional Target Clearance Date and Second Additional Target Clearance Date, as applicable, and ending upon the earlier of (a) execution of the Additional Targets License and (b) [***] following the First Additional Target Clearance Date or Second Additional Target Clearance Date, as applicable, Lava shall not, and shall ensure that its Affiliates do not, anywhere in the Territory (i) enter into a term sheet, definitive agreement or other business arrangement with a Third Party, or engage, directly or indirectly, in any negotiations to enter into a term sheet, definitive agreement or other business arrangement with a Third Party, in each case pursuant to which such Third Party has or will have any rights (including through the granting of a license, option or other right) to Develop, Manufacture or Commercialize bispecific or multispecific Antibodies having (A) one (1)

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

or more variable domain(s) Directed To [***] and (B) one (1) or more variable domain(s) Directed To such First Additional Target or Second Additional Target, as applicable, or (ii) either alone or with any Third Party, Develop, Manufacture or Commercialize bispecific or multispecific Antibodies having (A) one (1) or more variable domain(s) Directed To [***] and (B) one (1) or more variable domain(s) Directed To such First Additional Target or Second Additional Target, as applicable.
Article 3
GOVERNANCE
3.1Joint Research and Development Committee.  Within [***] following the Effective Date, the Parties shall establish a Joint Research and Development Committee (the “JRDC”) to carry out the following specific responsibilities:
3.1.1review and advise on amendments to the Research Plan and Research Budget;
3.1.2oversee the conduct of the Research Plan, and receive and discuss reports from Lava pursuant to Section 4.6;
3.1.3provide a forum for Lava to provide input on the design of the first Dose Escalation Study for the Lava-1223 Product;
3.1.4oversee Lava’s activities pursuant to Section 5.1 and Section 5.2.2;
3.1.5review and advise on amendments to the Manufacturing Technology Transfer Plan and Manufacturing Technology Transfer Budget;
3.1.6oversee the conduct of the Manufacturing Technology Transfer Plan;
3.1.7prior to Seagen’s acceptance of the Initial Supply in accordance with the Initial Supply Agreement, provide a forum to discuss the Manufacturing of the GMP Drug Product and GMP Diluent; and
3.1.8perform such other functions as expressly set forth in this Agreement.
3.2Composition and Meetings.
3.2.1Composition.  The JRDC shall be composed of an equal number of at least two (2) representatives of each of Seagen and Lava, and each Party shall notify the other Party of its initial JRDC representatives within [***] after the Effective Date.  Each Party may change its JRDC representatives from time to time in its sole discretion, effective upon notice to the other Party of such change.  Each Party’s JRDC representatives shall be employees of such Party with appropriate experience and authority within such Party’s organization.  A reasonable number of representatives of each Party who are not JRDC members may attend meetings of the JRDC; provided, however, that if either Party intends to have any Third Party (including any consultant)

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

attend such a meeting, such Party shall provide prior written notice to the other Party, shall obtain approval from such other Party for such Third Party to attend, and shall ensure that such Third Party is bound by confidentiality and non-use obligations consistent with the terms of this Agreement.  The JRDC may establish and disband joint teams as deemed necessary by the JRDC.  Each such joint team shall consist of the same number of representatives from each Party, which number shall be mutually agreed by the Parties.  Each Party shall be free to change its joint team representatives on written notice to the other Party or to send a substitute representative to any joint team meeting from time to time on a reasonable basis.  Each joint team shall report to the JRDC and in no event shall the authority of any joint team exceed that of the JRDC.
3.2.2Meetings.  The JRDC will hold a meeting every [***], or more frequently if appropriate.  Such meetings may be in person, via videoconference, or via teleconference.  The location of in-person meetings will be determined by the Parties.  At least [***] Business Days prior to a JRDC meeting, the chairpersons will distribute to the JRDC members the agenda items for discussion at such meeting, together with appropriate information related thereto.  Reasonably detailed written minutes will be kept of all JRDC meetings.  Meeting minutes will be prepared by one (1) member of the JRDC and sent to each member of the JRDC for review and approval within [***] Business Days after the meeting.  Minutes will be deemed approved unless a member of the JRDC objects to the accuracy of such minutes within [***] Business Days of receipt.
3.3Decision-Making Authority.  All decisions on matters requiring the approval of the JRDC shall be decided unanimously by the JRDC, with each Party’s representatives collectively having one (1) vote.  If the JRDC cannot reach consensus on a matter before it within [***] (each a “Deadlocked Matter”), then Seagen will have the tie-breaking vote with respect to any Deadlocked Matter, provided that Seagen may not exercise its tie-breaking vote in a manner that would require Lava to (a) take any action that would or could reasonably be expected to result in a violation of Applicable Laws, (b) perform any obligations not currently contemplated in the then-current Research Plan, (c) spend any money or resources above and beyond what is already committed under the then-current Research Plan and this Agreement, or (d) perform any act that Lava reasonably believes is unethical or would present a risk to patient safety, health or well-being. For clarity, Seagen must exercise its tie-breaking vote with respect to a Deadlocked Matter in a manner consistent with the terms and conditions of this Agreement.
3.4Discontinuation.  The JRDC and any joint team thereof, if applicable, will disband and shall have no further authority hereunder upon the latest of [***].  For the avoidance of doubt, once the JRDC disbands per the foregoing, Seagen shall have sole decision-making authority for the Development, Manufacture, and Commercialization of Licensed Compounds and Licensed Products in the Territory.  Following the disbanding of the JRDC, in the event a first Dose Expansion Study has not been completed for a first Licensed Product, then Seagen and Lava shall meet every six (6) months through the date Seagen provides the Key [***] Clinical Data to Lava in order to discuss the status of activities under this Agreement and developments with respect to the Lava Platform and Licensed Products.
3.5Limitations on Authority.  The JRDC and any joint team thereof shall only have the powers expressly assigned to it in this Article 3 and elsewhere in this Agreement and shall not

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

have the authority to (a) modify or amend the terms and conditions of this Agreement, (b) waive either Party’s compliance with, or determine that either Party has or has not fulfilled, the terms and conditions of this Agreement, or (c) determine any issue in a manner that would conflict with, expand, or reduce the express terms and conditions of this Agreement.

Article 4
RESEARCH ACTIVITIES
4.1Research Plan.  Lava will be responsible for completing certain preclinical research activities for the Licensed Compounds and Licensed Products pursuant to a mutually agreed upon written plan detailing (a) the specific activities to be conducted by Lava, (b) the timeframes for completing such activities, and (c) for each Calendar Quarter during the Research Term, a budget for Lava’s conduct of the relevant activities during such Calendar Quarter (such plan the “Research Plan” and such budget the “Research Budget”).  The Research Plan and Research Budget are attached hereto as Schedule 4.1 and are hereby deemed to be mutually agreed upon.  Neither Party shall have the right to amend the Research Plan (and make corresponding amendments to the Research Budget) without the prior written consent of the other Party, Lava’s consent not to be unreasonably withheld, conditioned or delayed.  Lava shall be responsible for the day-to-day implementation of all activities assigned to it under the then-current Research Plan, to the extent consistent with this Agreement.
4.2Regulatory Materials.  Subject to Section 5.2.2, Lava shall be responsible for obtaining and maintaining any and all Regulatory Materials for the Licensed Compounds and Licensed Products in connection with conducting its obligations under the Research Plan (for clarity, without additional reimbursement other than as provided for in the Research Budget), provided that Lava shall not file any Regulatory Submission for a Licensed Compound or Licensed Product with any Regulatory Authority in the Territory without Seagen’s prior written consent.  If Lava intends to file any Regulatory Submission for a Licensed Compound or Licensed Product with any Regulatory Authority in the Territory in connection with the conduct of its obligations under the Research Plan, then Lava shall provide a copy of such Regulatory Submission to Seagen prior to submission thereof for Seagen’s review and comment, and Lava shall incorporate all reasonable comments of Seagen.  Notwithstanding anything herein to the contrary, Seagen shall be responsible for filing with any Regulatory Authority in its own name, and shall own, all INDs for the Licensed Compounds and Licensed Products.
4.3Diligence.  Lava shall use Commercially Reasonable Efforts to complete the Research Plan in accordance with the timeframes set forth therein.
4.4Research Costs.  Seagen shall reimburse Lava for Lava’s Research Costs incurred in the conduct of the Research Plan as set forth in the Research Budget (and, for clarity, all costs and expenses incurred by Lava in conducting the Research Plan that are not set forth in the Research Budget shall be the sole responsibility of Lava).   [***].  In no event shall Seagen be obligated to reimburse Lava for amounts in excess of Lava’s Research Costs as set forth in the then-current Research Budget; provided, however, that if Lava incurs External Costs in performance of an activity under the Research Plan up to [***] in excess of the amount allocated for such activity in the then-current Research Budget, Lava may submit a request for

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

reimbursement of such excess amount to Seagen and Seagen shall reimburse Lava for such excess amount in accordance with this Section 4.4.  In addition, at least [***]days prior to the end of any Calendar Quarter during the Research Term, Lava shall report to Seagen its non-binding estimated Research Costs for which it will seek to be reimbursed for such Calendar Quarter (which shall be based on the estimated actual amounts for the first two (2) months of such Calendar Quarter and the forecasted amounts for the last month of such Calendar Quarter).

4.5Subcontractors.  Subject to the remainder of this Section 4.5, Lava may use Third Party subcontractors to perform its obligations under the Research Plan, provided such subcontractor is expressly identified in the then-current Research Plan or is otherwise pre-approved by Seagen in writing, Seagen’s approval not to be unreasonably withheld, conditioned or delayed (each such subcontractor a “Lava Subcontractor”).  Lava shall ensure that each Lava Subcontractor is subject to a written agreement that is consistent with the terms and conditions of this Agreement, including that such Lava Subcontractor undertakes in writing (a) obligations of confidentiality and non-use regarding Confidential Information that are at least as protective as those set forth in Article 8, and (b) to assign or exclusively license (with the right to sublicense through multiple tiers) all intellectual property arising out of such subcontracted activities to Lava such that Lava shall Control such intellectual property.  Lava shall remain responsible and liable to Seagen for the work allocated to such Lava Subcontractors to the same extent it would if it had done such work itself.  Without limiting the foregoing, Lava will ensure that neither the United States government nor any other Government Authority or Third Party will fund any work to be conducted by Lava under the Research Plan.
4.6Records; Audits; Reports.  Lava shall maintain, or cause to be maintained, during the Research Term and for a period of [***] years thereafter (or such longer period if required by Applicable Law), complete and accurate written or electronic records of its activities under the Research Plan in sufficient detail and in a good scientific manner appropriate for scientific, patent and regulatory purposes, which records shall reasonably reflect all work performed by or on behalf of Lava under the Research Plan (the “Research Records”).  Seagen shall have the right to audit the Research Records and facilities where the activities under the Research Plan are or were being conducted to ensure compliance with this Agreement on reasonable prior written notice and no more than once per Calendar Year absent cause.  In addition, Lava shall provide copies of the Research Records to Seagen or its designee upon Seagen’s written request.  For each Calendar Quarter during the Research Term, or more frequently at the reasonable request of Seagen, Lava shall provide the JRDC with an update and summary of the status of Lava’s activities under the Research Plan and any data (including raw data), results and analyses generated or developed from the conduct of such activities by or on behalf of Lava or its Affiliates (“Results”).
Article 5
DEVELOPMENT AND COMMERCIALIZATION
5.1Technology Transfer.
5.1.1Technology Transfer.  Promptly after the Effective Date, but in any event within [***] thereafter (provided that Lava shall provide Seagen with a copy of the Existing CTA/IMPD Draft [***] after the Effective Date), Lava shall transfer or make available to Seagen

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

or its designee, in a form or format approved by Seagen, the items listed on Schedule 5.1.1 hereto and all Regulatory Materials and Regulatory Submissions for the Licensed Compounds and Licensed Products Controlled by Lava, and shall assign to Seagen or its designee any Regulatory Materials and Regulatory Submissions for the Licensed Compounds and Licensed Products Controlled by Lava (the “Technology Transfer”).  A budget for conducting the Technology Transfer is included in Schedule 5.1.1 (the “Technology Transfer Budget”).  In the event that subsequent to the completion of the Technology Transfer but prior to the filing of a first IND for a Licensed Product in the U.S. Seagen becomes aware of any material items that reasonably should have been included as part of the Technology Transfer but were omitted from Schedule 5.1.1, then Seagen shall have the right to request such items from Lava and Lava shall promptly transfer such items to Seagen at Seagen’s sole cost.
5.1.2Further Technology Transfers.  Following the conclusion of the Research Term, Lava shall promptly transfer to Seagen all Lava Know-How and Lava Materials, including all Results, in each case generated or developed by Lava during the conduct of the Research Term and not already provided to Seagen or its designee.  Lava shall transfer such Lava Know-How and Lava Materials in a form or format approved by Seagen.
5.1.3Lava Vendors and Subcontractors.  If any Lava Know-How, Lava Materials, Regulatory Materials or Regulatory Submissions to be provided by Lava pursuant to Section 5.1.1 or Section 5.1.2 reside at a Third Party and Lava must, in order to fulfill its transfer obligations hereunder, cause such Third Party to transfer such Lava Know-How, Lava Materials, Regulatory Materials or Regulatory Submissions to Seagen, then Lava shall cause such Third Party to do so.  Upon the reasonable request of Seagen, Lava shall provide copies of Lava’s communications related to such Lava Know-How, Lava Materials, Regulatory Materials or Regulatory Submissions with such Third Party to Seagen.  Lava will introduce Seagen to any Third Party vendor or subcontractor (other than a CMO) performing Development activities in connection with the Licensed Compounds or Licensed Products for Lava and reasonably cooperate with Seagen’s efforts to enter into an agreement directly with such vendor or subcontractor.
5.1.4Assistance by Lava Personnel.  Following completion of the Technology Transfer, Lava shall make available to Seagen or its designees technical or scientific personnel of Lava as may reasonably be requested by Seagen to assist Seagen in connection with understanding the content, or implementing or using the content, of the Technology Transfer or any transfer pursuant to Section 5.1.2.  In addition, at the reasonable request of Seagen, Lava shall use reasonable efforts to facilitate the cooperation and assistance of any Lava CMO or other Lava vendor or subcontractor in connection with providing such assistance.
5.2Development and Commercialization.
5.2.1Responsibility.  Except as expressly set forth herein, Seagen (either itself or through its Affiliates or Sublicensees) shall have the sole responsibility and authority, at its sole cost and expense, for the Development and Commercialization, including booking of sales and revenue, of Licensed Compounds and Licensed Products in the Field in the Territory.  In addition, except as expressly set forth herein, (a) Seagen (either itself or through its Affiliates or

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Sublicensees) shall have the sole authority and discretion to file and prosecute any and all Regulatory Submissions (including any Pricing and Reimbursement Approvals), communicate and otherwise interact with all Regulatory Authorities, and obtain and maintain any and all Regulatory Approvals and Pricing and Reimbursement Approvals, in each case with respect to the Licensed Compounds and Licensed Products in the Field in the Territory, and (b) Seagen or its designee shall own all Regulatory Submissions, Regulatory Approvals, and Pricing and Reimbursement Approvals for the Licensed Compounds and Licensed Products in the Territory.
5.2.2Lava Assistance with Regulatory Submissions.
(a)[***]
(b)[***]
(c)Generally.  Lava will promptly provide Seagen with assistance as reasonably requested by Seagen in connection with preparing Regulatory Submissions for the Licensed Compounds and Licensed Products, including providing timely access to, use of and support for any regulatory and technical documents Controlled by Lava and relating to any Licensed Compound or Licensed Product.  In addition, at the reasonable request of Seagen, Lava shall use reasonable efforts to facilitate the cooperation and assistance of any Lava CMO or other Lava vendor or subcontractor in the preparation of such Regulatory Submissions or otherwise to assist with obtaining such information or documents as requested by Seagen.
5.2.3Seagen Diligence.
(a)Seagen shall use Commercially Reasonable Efforts to Develop and Commercialize (either itself or through its Affiliates or Sublicensees) at least one (1) Licensed Product in one (1) Indication in each of [***].
(b)[***].
(c)[***].
5.2.4Development Reports.  Seagen shall provide to Lava an annual report on its and its Affiliates’ and its Sublicensees’ Development of Licensed Products in the Territory (including Regulatory Submissions being submitted by Seagen, Regulatory Approvals received, and progress since the previous report), which first report shall be due [***]; provided, however, that if between report dates Seagen makes a material change to its Development plans that materially changes the projected achievement of a Development Milestone Event, then Seagen shall promptly deliver notice of such material change to Lava.  For the avoidance of doubt, no such report shall be due following the First Commercial Sale of a Licensed Product in the [***].  Each such report shall summarize the Development activities conducted by Seagen, its Affiliates and Sublicensees with respect to Licensed Compounds and Licensed Products throughout the Territory during the prior year and will be at a level of detail sufficient to enable Lava to determine Seagen’s compliance with its Development diligence obligations in Section 5.2.3.  All such Development reports shall be the Confidential Information of Seagen.

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

5.2.5Commercialization Reports.  Seagen shall provide to Lava an annual report on its Commercialization of Licensed Products in the Territory, which first report shall be due twelve (12) months following the First Commercial Sale of a first Licensed Product in the Territory and annually thereafter.  Each such report shall summarize the Commercialization activities conducted by Seagen, its Affiliates and Sublicensees with respect to Licensed Products throughout the Territory during the prior year and will be at a level of detail sufficient to enable Lava to determine Seagen’s compliance with its Commercialization diligence obligations in Section 5.2.3.  All such Commercialization reports shall be the Confidential Information of Seagen.
5.3[***]
5.4Right of Reference.  Lava (on behalf of itself and its Affiliates) hereby grants to Seagen, its Affiliates and Sublicensees a right to cross-reference, access or incorporate by reference any Regulatory Submissions Controlled by Lava in the Territory (and any data contained therein) solely for the purpose of Seagen, its Affiliates or Sublicensees obtaining or maintaining Regulatory Approvals or Pricing and Reimbursement Approvals in the Territory for the Licensed Products.  Lava’s authorization to file this consent with any Regulatory Authority is hereby granted, provided that if Lava is required to take actions to give effect to the intent of this Section 5.4, including providing a cross-reference letter or similar communication to the applicable Regulatory Authority to effectuate such right of access and reference, then Lava shall take all such actions as reasonably requested by Seagen.
5.5Notification of Threatened Action; Remedial Actions.  Each Party shall promptly notify the other in writing of any information it receives regarding any threatened in writing or pending action, inspection or communication by any Regulatory Authority that could reasonably be expected to affect the Development, Commercialization or safety or efficacy claims of any Licensed Compound or Licensed Product.  Without limiting the foregoing, Lava shall promptly notify Seagen if it obtains written information indicating that any product containing or comprising a Lava T-Cell Arm is subject to any recall or corrective action by a Regulatory Authority.  Seagen shall promptly notify Lava if it obtains written information indicating that any Licensed Product may be subject to any recall or corrective action by a Regulatory Authority.
5.6Reimbursement of Costs.  Seagen shall reimburse Lava for its reasonable FTE Costs and External Costs incurred in performing its obligations under Section 5.1.1 (to the extent in accordance with the Technology Transfer Budget, or pursuant to the last sentence of Section 5.1.1), Section 5.1.2, Section 5.1.4 and Section 5.2.2.  Lava shall send a report to Seagen describing any such FTE Costs and External Costs and an [***].  Seagen may reasonably request additional documentation supporting FTE Costs and External Costs described in such reports (e.g., receipts for External Costs and documents demonstrating allocation of FTEs) [***], and Lava shall provide such documentation as reasonably requested.  Seagen shall pay all undisputed invoiced amounts [***]. Lava shall report to Seagen its non-binding estimated FTE Costs and External Costs for which it will seek to be reimbursed for [***].

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Article 6
MANUFACTURING AND SUPPLY
6.1Manufacturing Technology Transfer.  The Parties have mutually agreed to a plan and budget for Lava to transfer to Seagen or its designee (including one or more Third Party CMOs selected by Seagen) all Manufacturing-related Lava Know-How and Lava Materials, including all CMC documentation and data and processes, to enable the Manufacture of Licensed Compounds and Licensed Products by or for Seagen (such plan and budget the “Manufacturing Technology Transfer Plan” and “Manufacturing Technology Transfer Budget”, respectively, and such transfer the “Manufacturing Technology Transfer”).  The Manufacturing Technology Transfer Plan and Manufacturing Technology Transfer Budget are attached hereto as Schedule 6.1.  Each Party will use good faith efforts to complete the Manufacturing Technology Transfer [***].  Any changes to the Manufacturing Technology Transfer Plan (and corresponding amendments to the Manufacturing Technology Transfer Budget) after the Effective Date must be mutually agreed to by the Parties in writing, provided that Lava may not unreasonably withhold or delay its agreement.  Without limiting the foregoing, at Seagen’s request, Lava shall, to the extent permitted by the terms of the applicable agreement, assign to Seagen or its designee any agreement between Lava and a Third Party CMO for the Manufacture of Licensed Compounds or Licensed Products.  Alternatively, if such agreement cannot be assigned or upon the request of Seagen, Lava will introduce Seagen to such Lava CMO and reasonably cooperate with Seagen’s efforts to enter into an agreement directly with such Third Party for the Manufacture of the Licensed Compounds or Licensed Products.
6.2Assistance by Lava Personnel.  Following completion of the Manufacturing Technology Transfer, Lava shall make available to Seagen or its designees technical or scientific personnel of Lava as may reasonably be requested by Seagen to assist Seagen in connection with understanding the content, or implementing or using the content, of the Manufacturing Technology Transfer. In addition, at the request of Seagen, Lava shall use reasonable efforts to facilitate the cooperation and assistance of any Lava CMO or other Lava vendor or subcontractor in connection with providing such assistance.
6.3Reimbursement of Costs.  Seagen shall reimburse Lava for its reasonable FTE Costs and External Costs in conducting the Manufacturing Technology Transfer, to the extent such costs are in accordance with the Manufacturing Technology Transfer Budget, and with respect to providing assistance pursuant to Section 6.2.  Lava shall send a report to Seagen describing any such FTE Costs and External Costs and an invoice therefor within [***].  Seagen may reasonably request additional documentation supporting FTE Costs and External Costs described in such reports (e.g., receipts for External Costs and documents demonstrating allocation of FTEs) within [***], and Lava shall provide such documentation as reasonably requested.  Seagen shall pay all undisputed invoiced amounts [***] after receipt of any such invoice and related supporting documentation from Lava.  In addition, [***], Lava shall report to Seagen its non-binding estimated FTE Costs and External Costs for which it will seek to be reimbursed [***].
6.4Supply Generally; Initial Supply; Existing Materials.  Except as expressly set forth in this Section 6.4, Seagen shall be solely responsible, by itself or through one or more Third

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Party CMOs, for the Manufacture and supply of all Licensed Compounds and Licensed Products in the Field in the Territory.  Lava shall, itself or through one or more Third Party CMOs, Manufacture in accordance with GMP and supply to Seagen the unlabeled vials of (a) the Lava-1223 Product (“GMP Drug Product”) and (b) diluent (“GMP Diluent”), in each case ((a) and (b)) as more fully described and in the quantities set forth in Schedule 6.4(a) hereto (the “Initial Supply”) and intended to support Phase 1 Clinical Trials.  Within [***] after the Effective Date, the Parties shall negotiate in good faith and execute an agreement consistent with the terms set forth on Schedule 6.4(b) hereto with respect to the Initial Supply (such agreement, together with the related quality agreement, the “Initial Supply Agreement”).  Seagen shall pay Lava for the supply of the Initial Supply in accordance with the Initial Supply Agreement.  For the avoidance of doubt, Lava’s Manufacture and supply obligations for GMP Drug Product and GMP Diluent shall be limited to only the unlabeled vials specifically set forth on Schedule 6.4(a).  In addition, Lava will transfer to Seagen its then-existing inventory of non-GMP drug substance, drug product and diluent as set forth on Schedule 6.4(c) hereto (the “Existing Materials”), provided that Lava may retain quantities of such Existing Materials as are reasonably necessary to complete Lava’s obligations under the Research Plan.  Following completion of its obligations under the Research Plan, Lava will transfer to Seagen the remaining inventory of the Existing Materials.  Until such transfer is complete, Lava shall continue to support the shelf-life conditions of the Existing Materials.

6.5[***]
6.6Delivery of Lava Materials.  All Lava Materials (for clarity, including Existing Materials), GMP Drug Product and GMP Diluent to be delivered to Seagen pursuant to Article 5, Article 6 or the Initial Supply Agreement shall, except as may be set forth in the Initial Supply Agreement for the GMP Drug Product and GMP Diluent, be delivered FCA (Incoterms 2020) to a destination specified by Seagen, and title to such Lava Materials shall transfer to Seagen pursuant to such Incoterms.
Article 7
PAYMENTS
7.1Upfront Fee.  As partial consideration for the license and other rights granted by Lava to Seagen herein, Seagen shall pay to Lava a one-time, non-refundable, non-creditable upfront fee of fifty million Dollars ($50,000,000)  within [***] of the Effective Date (such fee, the “Upfront Fee”).
7.2Development Milestones.
7.2.1Subject to Section 7.2.2 and Section 7.5.3, upon the first achievement by Seagen, its Affiliate or Sublicensee of each development and regulatory milestone event set forth in the table below (each a “Development Milestone Event”), Seagen shall make the corresponding one-time, non-refundable, non-creditable payment (each a “Development Milestone Payment”) to Lava in accordance with Section 7.6.1.

#	Development Milestone Event	Development Milestone

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Payment (USD)
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
4	[***]	[***]
5	[***]	[***]
6	[***]	[***]
7	[***]	[***]
8	[***]	[***]
9	[***]	[***]
10	[***]	[***]
11	[***]	[***]
12	[***]	[***]
13	[***]	[***]
14	[***]	[***]
15	[***]	[***]
	Total	[***]

As used in a Development Milestone Event, the term “First Indication” means the first Indication to achieve such Development Milestone Event, even if such Indication is the second Indication to be Developed, and the terms “Second Indication” and “Third Indication” shall be interpreted in the same manner.  Each of the foregoing Development Milestone Payments in this Section 7.2 shall be payable a maximum of [***] hereunder regardless of the number of times the applicable Development Milestone Event is achieved.  For the avoidance of doubt, the aggregate maximum amount payable by Seagen hereunder pursuant to this Section 7.2 is [***].

7.2.2If Development Milestone Event #4 is achieved and Development Milestone Event #3 has not been achieved at such time, then notwithstanding such non-achievement, the full Development Milestone Payment for Development Milestone Event #3 shall be paid by Seagen to Lava on or before the due date for the Development Milestone Payment for Development Milestone Event #4.

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

7.3Sales Milestones.  Upon the first achievement of each sales-based milestone event set forth in the table below (each a “Sales Milestone Event”), Seagen shall make the corresponding one-time, non-refundable, non-creditable payment (each a “Sales Milestone Payment”) to Lava in accordance with Section 7.6.2.
Sales Milestone Event	Sales Milestone Payment (USD)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Total	[***]

Each of the foregoing Sales Milestone Payments in this Section 7.3 shall be payable a maximum of [***] hereunder regardless of the number of times the applicable Sales Milestone Event is achieved.  For the avoidance of doubt, the aggregate maximum amount payable by Seagen hereunder pursuant to this Section 7.3 is [***].

7.4Royalty Payments.
7.4.1Royalty Payments for Licensed Products.  Subject to the remainder of this Section 7.4, on a Licensed Product-by-Licensed Product basis, during the Royalty Term for such Licensed Product Seagen shall pay Lava royalties as set forth in the tables below on aggregate annual Net Sales of such Licensed Product in the Territory, calculated by multiplying the applicable royalty rate by the corresponding portion of aggregate annual Net Sales of such Licensed Product in the Territory.  Such payments, and associated reports, shall be made in accordance with Section 7.6.2.  Following the expiration of the Royalty Term for a Licensed Product in a given country, Net Sales of such Licensed Product in such country will be excluded from Net Sales for purposes of determining the royalties due hereunder.  For clarity, Net Sales of such Licensed Product in such country shall not be considered when determining the allocation of Net Sales among the royalty tiers set forth in Table #1 and Table #2 of this Section 7.4.1.
Table #1 Aggregate Annual Net Sales in the Territory per Licensed Product (in the event Lava has not timely exercised the Buy-Up Option and paid the Buy-Up Fee)	Royalty Rate
For that portion of aggregate annual Net Sales of the applicable Licensed	[***]

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Product less than or equal to [***]
For that portion of aggregate annual Net Sales of the applicable Licensed Product greater than [***] and less than or equal [***]	[***]
For that portion of aggregate annual Net Sales of the applicable Licensed Product greater than [***] and less than or equal to [***]	[***]
For that portion of aggregate annual Net Sales of the applicable Licensed Product greater [***]	[***]

Table #2 Aggregate Annual Net Sales in the Territory per Licensed Product if Lava has timely exercised the Buy-Up Option and paid the Buy-Up Fee	Royalty Rate
For that portion of aggregate annual Net Sales of the applicable Licensed Product less than or equal to [***]	[***]
For that portion of aggregate annual Net Sales of the applicable Licensed Product greater than [***]and less than or equal [***]	[***]
For that portion of aggregate annual Net Sales of the applicable Licensed Product greater than [***] and less than or equal to [***]	[***]
For that portion of aggregate annual Net Sales of the applicable Licensed Product greater [***]	[***]

7.4.2Royalty Reductions.
(a)No Valid Claim.  On a Licensed Product-by-Licensed Product and country-by-country basis, if at any time during the Royalty Term for such Licensed Product there is no Valid Claim of [***], then the royalty rates set forth in the applicable table in Section 7.4.1 for such Licensed Product shall be reduced in such country by [***], and shall remain so reduced for the remainder of the Royalty Term for so long as there is no such Valid Claim in such country.
(b)Third Party Payments. If Seagen or any of its Affiliates or Sublicensees obtains a license or right to [***] from a Third Party that [***], then Seagen shall have the right to credit [***]of [***] actually paid by Seagen, its Affiliate or Sublicensee to such Third Party for such license or right [***] against [***].  Notwithstanding the foregoing, if Seagen is not able to fully credit [***]of such royalties in a given Calendar Quarter, then Seagen shall be entitled to carry forward such right of credit to future Calendar Quarters with respect to such uncredited royalties and continue applying such uncredited amount on a Calendar Quarterly basis thereafter until fully utilized.
(c)Biosimilar Product. On a Licensed Product-by-Licensed Product

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

basis, if during a Calendar Quarter one or more Third Parties is or are selling a Biosimilar Product in a country and Net Sales of the Licensed Product in such country during such Calendar Quarter are less than [***]of the average quarterly Net Sales of the Licensed Product in such country over the [***] Calendar Quarters immediately prior to the Calendar Quarter during which the first such Biosimilar Product was sold in such country (the “Biosimilar Reduction Trigger”), then the royalty rates set forth in the applicable table in Section 7.4.1 for such Licensed Product shall be reduced in such country [***], commencing with such Calendar Quarter in which the Biosimilar Reduction Trigger occurred and thereafter for the remainder of the Royalty Term in such country.
(d)Cumulative Reductions Floor.  In no event will the aggregate amount of royalties due to Lava for a Licensed Product in any given Calendar Quarter be reduced as a result of the reductions set forth in Sections 7.4.2(a), 7.4.2(b) and 7.4.2(c) (cumulatively) by more than [***] of the amount that otherwise would have been due and payable to Lava in such Calendar Quarter for such Licensed Product.
7.5Lava Buy-Up Option.
7.5.1Buy-Up Option and Fee.  Seagen hereby grants Lava a one-time option to obtain the royalties set forth in Table #2 of Section 7.4.1 on Net Sales of Licensed Products (the “Buy-Up Option”), on the terms and conditions as set forth in this Section 7.5.  Within [***] days of the Key [***] Clinical Data becoming available for the first Licensed Product, Seagen will provide written notice to Lava of such Key [***] Clinical Data (the “Buy-Up Notice”).  Lava will have [***] days from the date of the Buy-Up Notice to exercise the Buy-Up Option (the “Option Period”).  If Lava desires to exercise the Buy-Up Option, then prior to the end of the Option Period Lava shall: (a) notify Seagen in writing that Lava is exercising the Buy-Up Option; and (b) pay Seagen a one-time fee of [***] within [***] Business Days of the date of such written notification (the “Buy-Up Fee”).  In the event that Lava exercises the Buy-Up Option, then, [***].  The Buy-Up Fee shall be non-refundable except as expressly set forth in Section 13.2.
7.5.2Effect on Royalties.  If Lava timely exercises the Buy-Up Option, including paying the Buy-Up Fee, then the royalties set forth in Table #2 of Section 7.4.1 shall apply to Net Sales of Licensed Products, and, for clarity, the royalties set forth in Table #1 of Section 7.4.1 shall not apply to such Net Sales.  If Lava (a) notifies Seagen in writing prior to the end of the Option Period that it will not exercise the Buy-Up Option, or (b) does not timely exercise the Buy-Up Option or does not timely pay the Buy-Up Fee, then in each case the royalties set forth in Table #1 of Section 7.4.1 shall apply to Net Sales of Licensed Products, and Lava shall have no further rights to obtain the royalties set forth in Table #2 of Section 7.4.1 with respect to Net Sales of Licensed Products.
7.5.3Effect on Development Milestone Payments.  In the event Lava has timely exercised the Buy-Up Option and paid the Buy-Up Fee, then (a) the Development Milestone Payments for Development Milestone Events #3 and #4, if achieved, will be reduced [***], (b) the Development Milestone Payment for the first of Development Milestone Events #6-#9, if achieved, will be reduced [***] (for example, if Development Milestone Event #7 is the first such milestone to be achieved, then the Development Milestone Payment #7 would be reduced by [***],

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

and Seagen would pay the full Development Milestone Payment for Development Milestone Events #6, #8 and #9, if achieved), and (c) if the first of Development Milestone Events #6-#9 to be achieved is Development Milestone Event #6 and if Development Milestone Event #5 was paid to Lava due to achievement of Development Milestone Event #5, then (without limiting clause (b)), Lava shall promptly refund [***] of the amount of Development Milestone Payment #5 to Seagen.
7.6Payment Terms.
7.6.1Development Milestone Payments.  Seagen shall provide Lava with written notice of the achievement of each Development Milestone Event within [***] Business Days thereafter.  Following receipt of such notification, Lava shall invoice Seagen for the amount of the applicable Development Milestone Payment, and Seagen shall make the corresponding Development Milestone Payment within [***] days after receipt of such invoice.
7.6.2Sales Milestone Payments and Royalty Payments.  During the Term, following the First Commercial Sale of a Licensed Product in the Territory, Seagen shall provide Lava with a written report for each Calendar Quarter showing the Net Sales of each Licensed Product in the Territory during the reporting Calendar Quarter and the royalties payable under this Agreement pursuant to Section 7.4.  Each such report shall include, on a Licensed Product-by-Licensed Product and country-by-country basis: (a) the total gross amount invoiced for each Licensed Product sold; (b) the Net Sales of each Licensed Product; (c) the royalties (in Dollars) payable and in total for all Licensed Products; and (d) the manner and basis for any currency conversion in accordance with Section 7.7.  Such reports shall also include notice of any Sales Milestone Event achieved during such Calendar Quarter (if any).  Such reports shall be due no later than [***] days following the end of each Calendar Quarter.  The corresponding Sales Milestone Payment(s) and royalties shown to have accrued by a report provided under this Section 7.6.2 shall be due and payable on the date that such report is due.
7.7Payment Currency; Exchange Rate; No Offset.  All payments to be made under this Agreement shall be made in USD.  Payments to a Party shall be made by electronic wire transfer of immediately available funds to the account of the other Party, as designated in writing to the paying Party.  If any currency conversion is required in connection with the calculation of amounts payable hereunder, such conversion shall be made using a rate of exchange at the average actual foreign currency exchange rate for the month in which the expense is incurred or sale made according to the exchange rates utilized by the applicable Party in its own internal accounting system, consistently applied.  Except as expressly set forth herein or otherwise agreed to by the Parties, neither Party shall have the right to offset any payment that is owed by the other Party but not paid against any payments owed by such Party, if any, under this Agreement.
7.8Late Payments.  Any undisputed payments or portions thereof due hereunder that are not paid on the date such payments are due under this Agreement shall bear interest at a rate equal to the lesser of: (a) [***] above the prime rate as published by The Wall Street Journal or any successor thereto on the first day of each Calendar Quarter in which such payments are overdue or (b) the maximum rate permitted by Applicable Law; in each case calculated on the number of

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

days such payment is delinquent (provided that if the payment is disputed, such interest shall be calculated from the time that the dispute is resolved), compounded monthly.

7.9Payments to [***] and Other Third Parties.  Lava shall be solely responsible for all payments to (a) [***] under the [***] Agreement and (b) any other Third Party that licensed or otherwise granted rights to Lava or any of its Affiliates to any Lava Patents, Lava Know-How, or Lava Materials as of the Effective Date or otherwise as set forth in Section 2.5, in each case ((a) and (b)) with respect to Development, Manufacture, or Commercialization of Licensed Compounds and Licensed Products in the Territory or otherwise with respect to the grant of rights to, or exercise of rights by, Seagen (or any of its Affiliates or Sublicensees) hereunder, including all development, regulatory and sales milestones, as well as royalty payments and any sharing of any sublicensing income or other amounts.
7.10Records and Audit Rights.  Each Party shall keep complete, true and accurate books and records for the purpose of determining the amounts payable under this Agreement.  Such books and records shall be kept by such Party for at least [***] years (or such longer period as required by Applicable Law) following the end of the Calendar Year to which they pertain.  Each Party (the “Audited Party”) shall make such accounting records available, on reasonable notice sent by the other Party (the “Auditing Party”), for inspection during normal business hours, with not less than [***] Business Days’ advance written notice, by an independent certified public accounting firm nominated by such Auditing Party and reasonably acceptable for the Audited Party, for the purpose of verifying the accuracy of any statement or report given by the Audited Party and to verify the accuracy of the payments due hereunder for any Calendar Year.  Such auditor shall advise the Parties simultaneously promptly upon its completion of its audit whether or not the payments due hereunder have been accurately recorded, calculated, and reported, and, if not, the amount of such discrepancy.  Except in the case of willful misconduct or fraud, (a) a Party’s financial records with respect to a given period of time shall only be subject to one (1) audit per Calendar Year, and (b) the Auditing Party’s right to perform an audit pertaining to any Calendar Year shall expire [***] years after the end of such Calendar Year.  The auditor shall be required to keep confidential all information learned during any such inspection, and to disclose to the Auditing Party only such details as may be necessary to report the accuracy of the Audited Party’s statement or report.  The Auditing Party shall be responsible for the auditor’s costs, unless the auditor certifies an underpayment by the Audited Party that resulted from a discrepancy in a report that the Audited Party provided to the Auditing Party during the applicable audit period, which underpayment was more than [***] of the amount set forth in such report, in which case the Audited Party shall bear the full cost of such audit.  If such accounting firm identifies a discrepancy made during such period, any unpaid amounts or overpaid amounts that are discovered shall be paid/refunded promptly but in any event within [***] days of the date of delivery of such accounting firm’s written report so correctly concluding, or as otherwise agreed upon by the Parties.  The Auditing Party shall treat all financial information subject to review under this Section 7.10 in accordance with the confidentiality and non-use provisions of Article 8, and shall cause its accounting firm to enter into an acceptable confidentiality agreement with the Audited Party obligating it to retain all such information in confidence pursuant to such confidentiality agreement.  Upon the expiration of [***] months following the end of any Calendar Year, royalty calculations with respect to such Calendar Year shall be binding and conclusive upon both Parties.

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Unless an audit is ongoing with respect to such period, the Parties shall be released from any liability or accountability with respect to said calculations for such Calendar Year.

7.11Taxes.
7.11.1Withholding Taxes Generally.  Except as set forth in this Section 7.11, each Party shall be solely responsible for the payment of all taxes imposed on its share of income arising directly or indirectly from the activities of the Parties under this Agreement.  To the extent Seagen is required by Applicable Law to withhold any taxes, duties, levies, imposts, assessments, deductions, fees, and other similar charges by Applicable Law or any Governmental Authority (“Withholding Taxes”) on any payment to Lava, then Seagen will pay such Withholding Taxes to the applicable Governmental Authority, will make the payment to Lava of the net amount due after deduction or withholding of such taxes and will secure and send to Lava written evidence of such payment.  If Seagen intends to withhold any taxes from any payment under this Agreement (including with respect to any withholding under Section 7.11.2 below), Seagen shall inform Lava reasonably in advance of making such payment to permit Lava an opportunity to provide any forms or information or obtain any taxing authority exemption or reduction as may be available to reduce or eliminate such withholding.  In addition, Seagen agrees to reasonably cooperate with Lava in claiming refunds or exemptions from such deductions or withholdings under any relevant agreement or treaty which is in effect to ensure that any amounts required to be withheld pursuant to this Section 7.11.1 are reduced in amount to the fullest extent permitted by Applicable Law.
7.11.2German Withholding Tax.  Following the view of the German tax authorities, under current law, royalty income generated by a non-German licensor for the temporary licensing of rights that are entered in a German domestic public book or register is subject to German income tax pursuant to sec. 49 para. 1 German Income Tax Act (“GITA”).  Consequently, if any payments to be made to Lava under this Agreement are, in whole or in part, subject to withholding tax pursuant to sec. 50a para. 1 GITA (the “German WHT Requirement”), such tax shall be borne by Lava.  The following specific provisions shall apply with regard to the German WHT Requirement:
(a)Lava shall submit an application for an exemption certificate (Freistellungsbescheinigung) with the German Tax authorities establishing that pursuant to the double tax treaty between the Netherlands and Germany, the German WHT Requirement is not applicable to royalties paid to Lava.  Provided that such application for an exemption certificate has been made and proof of filing of such application furnished to Seagen prior to Seagen’s payment of the applicable payment hereunder, Seagen will not withhold any German withholding taxes from such payment.
(b)If the German tax authorities grant the exemption certificate application to Lava, then Seagen will not withhold German withholding tax during the period covered by the exemption certificate.
(c)If the German tax authorities deny Lava’s application for an exemption certificate, or if the withholding certificate expires or otherwise ceases to be applicable,

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Seagen will begin to withhold German withholding taxes upon such date, including in the case of a denial of the application, retroactive withholding for payments made without withholding under Section 7.11.2(a).  Prior to the filing of an application for an exemption certificate, or if the events described in the preceding sentence occur, Lava shall then determine, reasonably and in good faith, what portion of the payments to be made to Lava hereunder are to be withheld in order to satisfy the German WHT Requirement.  Taking into account this assessment, Seagen shall withhold such amounts of German withholding taxes as it determines, reasonably and in good faith, to be required to be withheld under German tax law and remit such amounts to the competent German tax authority in due course.  Any amounts withheld and paid over to the German tax authority pursuant to the preceding sentence or in connection with any subsequent assessment of tax by the German tax authority with respect thereto shall be deemed as a payment to Lava in satisfaction of Seagen’s obligations under this Agreement.
(d)In the event that the German tax authorities determine that the amounts remitted under Section 7.11.2(c) are insufficient to satisfy the German WHT Requirement or if German WHT Requirement is applicable to payments already made to Lava without withholding due to the denial of Lava’s exemption certificate application, then Lava shall indemnify and hold Seagen harmless from any taxes, interest or penalties arising from the German WHT Requirement.  Seagen may set off amounts paid to German authorities in connection with a subsequent assessment or any retroactive application of the German WHT Requirement against any further payments to be made by Seagen to Lava under this Agreement.
(e)The Parties shall cooperate with each other in good faith with regard to the German WHT Requirement.  Seagen shall in particular (i) deliver without undue delay reasonable evidence of the payment to the competent German tax authority (e.g., a tax certificate); and (ii) use reasonable best efforts to minimize any possible German withholding obligation.  Lava shall in particular (i) provide to Seagen proof of the filing of the application for an exemption certificate and (ii) promptly notify Seagen of any approval or denial of such application.
(f)If and to the extent Seagen receives from a German tax authority a repayment of an amount previously withheld and remitted in respect of the German WHT Requirement, Seagen shall promptly repay such amount to Lava.
(g)Upon a change in applicable German tax law, Seagen agrees not to withhold German withholding taxes to the extent that the German WHT Requirement no longer applies as a result of such change in law.
(h)In case of a conflict between this Section 7.11.2 and the other provisions of this Agreement, this Section 7.11.2 shall prevail.
7.11.3U.S. Withholding Taxes.  Within two (2) Business Days after the Effective Date, Lava shall furnish to Seagen a true, correct and complete copy of IRS Form W-8BEN-E, Form W-8ECI, or other appropriate Form W-8 (collectively, “U.S. Tax Forms”).  Further whenever a lapse of time or change in circumstances renders such U.S. Tax Forms obsolete, expired or inaccurate in any respect, Lava shall deliver promptly to Seagen updated or other

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

appropriate U.S. Tax Forms or promptly notify Seagen in writing of its inability to do so.
7.11.4VAT.  All payments under this Agreement are exclusive of any value added, sales and use, excise, stamp, or similar country-specific, governmental or local taxes (collectively, “VAT”).  If any VAT is required in respect of any payments under Applicable Law by the Party making the supply or providing the service, the other Party shall pay VAT at the applicable rate in respect of any such payments upon the receipt of a valid VAT invoice in the appropriate form issued in respect of those payments, such VAT to be payable on the due date of the payments to which such VAT relates.  The Parties will reasonably cooperate to issue valid VAT invoices for all amounts due under this Agreement consistent with VAT requirements.  A Party shall not be responsible for any penalties and interest resulting from the failure by the other Party to collect (if not included on a valid VAT invoice) or remit any such VAT.  The Parties shall reasonably cooperate to report and claim refunds or exemptions from any such VAT imposed on the transactions contemplated in this Agreement to the fullest extent permitted by Applicable Law and to timely file all required VAT tax returns.  Notwithstanding the generality of the foregoing, Lava acknowledges and agrees that, based on the facts and circumstances in effect as of the date hereof, no VAT is required to be charged on any of the payments to be received from Seagen under this Agreement.
7.12Blocked Currency.  If by Applicable Law in a country or jurisdiction in the Territory, conversion into USD or transfer of funds of a convertible currency to the United States becomes materially restricted, forbidden or substantially delayed, then Seagen shall promptly notify Lava and, thereafter, amounts accrued in such country or jurisdiction under this Article 7 shall be paid to Lava (or its designee) in such country or jurisdiction in local currency by deposit in a local bank designated by Lava and to the credit of Lava, unless the Parties otherwise agree.
Article 8
CONFIDENTIALITY
8.1Confidential Information.  For purposes of this Agreement, “Confidential Information” of a Party means all Know-How or other proprietary or confidential scientific, marketing, financial or commercial information, whether or not patentable and in any form (written, oral, photographic, electronic, magnetic, or otherwise), including information of Third Parties, that one Party or any of its Affiliates discloses or otherwise makes available to the other Party or its Affiliates pursuant to this Agreement.  The terms and conditions of this Agreement shall be the Confidential Information of both Parties.
8.2Duty of Confidence; Exceptions.  Each Party agrees that, during the Term and for a period of [***] thereafter, it shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Agreement (including for the exercise of the rights and licenses granted to such Party hereunder) any Confidential Information of the other Party, except to the extent expressly agreed in writing by the other Party.  The foregoing confidentiality and non-use obligations shall not apply to any portion of the disclosing Party’s Confidential Information that the receiving Party can demonstrate by competent written proof:

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

8.2.1was in the lawful knowledge and possession of the receiving Party prior to the time it was disclosed by the disclosing Party to the receiving Party, or was otherwise developed independently by or for the receiving Party without use of or reference to the disclosing Party’s Confidential Information, as evidenced by written records kept in the ordinary course of business, or other documentary proof of actual use by the receiving Party;
8.2.2was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;
8.2.3became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; or
8.2.4was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who, to the knowledge of the receiving Party, had no obligation to the disclosing Party not to disclose such information to others.

Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the receiving Party unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the receiving Party.

8.3Authorized Disclosures.  Notwithstanding Section 8.2, a Party may disclose Confidential Information belonging to the other Party if and to the extent such disclosure is reasonably necessary in the following instances:
8.3.1filing, prosecuting, maintaining or listing Patent Rights in accordance with Article 10;
8.3.2filing, prosecuting, or maintaining Regulatory Approvals or Pricing and Reimbursement Approvals for the Licensed Compounds and Licensed Products as permitted by this Agreement;
8.3.3prosecuting or defending litigation as contemplated by Sections 10.5, 10.6, 12.1 and 12.2;
8.3.4subject to Section 9.2, to comply with Applicable Law, or as otherwise permitted by Section 9.2;
8.3.5to actual or potential Sublicensees (in the case of Seagen), acquirors, investment bankers, investors, lenders or other similar sources of financing solely for the purpose of evaluating or entering into an actual or potential investment, acquisition, collaboration, licensing, or other transaction, in each case under a written agreement containing obligations of confidentiality and non-use at least as stringent as those herein; and

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

8.3.6to its and its Affiliates’ employees, consultants, advisors (including accountants and attorneys), contractors and agents, in each case on a need-to-know basis to exercise its rights or perform its obligations in accordance with the terms of this Agreement, and in each case under a written agreement containing obligations of confidentiality and non-use at least as stringent as those herein (or without such agreement for recipients that are financial or legal advisors under a professional code of conduct giving rise to an expectation of confidentiality and non-use at least as restrictive as those set forth in this Agreement).

Notwithstanding the foregoing, in the event that a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to Section 8.3.3-8.3.4, it will, except where impracticable, promptly inform the other Party of the disclosure that is being sought in order to provide the other Party an opportunity to challenge or limit the disclosure obligations, and, if requested by the other Party, cooperate in all reasonable respects with the other Party’s efforts to obtain confidential treatment or a protective order with respect to any such disclosure, at the other Party’s expense.  In any such event, each Party agrees to take all reasonable action to minimize disclosure of the other Party’s Confidential Information.  Any information disclosed pursuant to this Section 8.3 shall remain the Confidential Information of the disclosing Party subject to the terms of this Article 8.

8.4Prior Confidentiality Agreements.  This Agreement supersedes the Mutual Confidentiality Agreement between Seagen and Lava Therapeutics, B.V. (now Lava) effective as of [***] and the Amended and Restated Mutual Confidentiality Agreement between Seagen and Lava effective as of [***], in each case as amended (if applicable) (collectively, the “CDA”).  All information exchanged between the Parties under the CDA shall be deemed to have been disclosed under this Agreement and shall be subject to the terms of this Article 8.
Article 9
PUBLICATIONS & PUBLICITY
9.1Publications.
9.1.1By Lava.  In the event either Party desires to submit any publication or make any presentation, including any abstract, manuscript, poster, or slide presentation, in each case relating to any Licensed Compound or Licensed Product (each a “Publication”), it may only submit or present a Publication in accordance with this Section 9.1.1; provided, however, that the following shall not be subject to the obligations imposed by this Section 9.1.1: [***] (b) Publications that contain previously published information only, (c) Publications that constitute permitted disclosures under Section 8.3.5, and (d) in the case of Seagen, publications pertaining to clinical studies of Licensed Products by Seagen, its Affiliates or Sublicensees or publications made by or jointly with an academic or not-for-profit institution pursuant to an agreement with Seagen, its Affiliates or Sublicensees.  The publishing Party shall provide the other with a copy of such proposed Publication at least [***] prior to the earlier of its presentation or intended submission for publication; provided that in the case of abstracts, this period shall be at least [***] Business Days (such applicable period, the “Review Period”). Each Party agrees that it will not submit or present any Publication: (a) until the other has provided written comments for such Publication during the applicable Review Period; or (b) until the applicable Review Period has elapsed without

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

written comments from the other Party.  If a Party receives written comments from the other Party during the Review Period, then such Party agrees to: (a) delete any Confidential Information of the other Party identified by the other Party from such Publication; (b) in the case of Lava, consider in good faith any request by Seagen to delete from such Publication any data, results or other information that Seagen reasonably believes would adversely impact the Development, Manufacture, or Commercialization of any Licensed Compound or Licensed Product; and (c) if requested by the other Party, delay such Publication for a period of up to an additional [***] days after the end of the Review Period to enable the filing (or request the filing) of Patent Rights with respect to any subject matter to be made public in such Publication (to the extent the other Party has the rights to file such Patent Rights).  The publishing Party shall provide the other Party with a copy of the Publication at the time of the submission or presentation. After a Publication has been made available to the public, each Party may post such Publication or a link to it on its corporate website without the prior written consent of the other Party.
9.1.2By [***].  Without limiting Section 9.1.1, if Lava receives a written request from [***] for consent to submit any publication or make any presentation, including any abstract, manuscript, poster, or slide presentation, in each case with respect to a Licensed Compound or Licensed Product, pursuant to Section 3.7 of the [***] Agreement (each a “[***] Publication”), then Lava shall promptly (but in any event within ten (10) days) provide a copy of such [***] Publication to Seagen for Seagen’s written consent with respect to such [***] Publication, which consent shall not be unreasonably withheld and shall (subject to the remainder of this paragraph) be provided within a period of thirty (30) days from the receipt of Lava’s written request for consent.  In case Seagen has not responded to such request within the foregoing thirty (30) day period, then Lava shall be free to let [***] proceed with such [***] Publication.  Seagen shall have the right to withhold its consent only if such [***] Publication (a) contains information that may be the subject of a patent application, in respect of which no patent application has yet been filed, that relates to the Licensed Compounds or Licensed Products, or (b) contains proprietary information of Lava that relates to the Licensed Compounds or Licensed Products and which, in the opinion of Seagen, must be held confidential, in which case ((a) or (b)), Lava shall exercise all rights it may have under the [***] Agreement in order to cause [***] to delay or adapt such [***] Publication in accordance with Seagen’s instructions.
9.2Publicity.
9.2.1Press Release; Public Disclosure.  The Parties have mutually approved a joint press release attached hereto as Schedule 9.2.1 with respect to this Agreement, and either Party may make subsequent public disclosure of the contents of such press release.  Subject to the foregoing, each Party agrees not to issue any press release or other public statement, whether oral or written, disclosing the terms hereof or any of the activities conducted hereunder without the prior written consent of the other Party.  Notwithstanding the foregoing, subject to Section 9.2.2, (a) either Party has the right to issue press releases or other public statements related to this Agreement to comply with Applicable Laws or the rules or regulations of any securities exchange on which the disclosing Party’s shares are traded (each, a “Securities Regulator”), provided that the disclosing Party shall use reasonable efforts to give the other Party at least [***] Business Days’ prior notice thereof, and (b) Seagen may issue press releases or other public statements

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

related to the Development, Manufacture, or Commercialization of Licensed Compounds or Licensed Products consistent with its internal policies, provided that Seagen shall use reasonable efforts to give Lava at least [***] Business Days’ prior notice thereof.  The contents of any press release that has been released in accordance with this Section 9.2.1 may be re-released by either Party without obtaining the approval of the other Party.
9.2.2Agreement Filing.  The Parties hereby acknowledge and agree that either Party may be required by Applicable Laws or the rules or regulations of a Securities Regulator to submit a copy of this Agreement to such Securities Regulator.  If a Party is required by Applicable Law to submit a description of the terms of this Agreement to or file a copy of this Agreement with any Securities Regulator, such Party agrees to consult and coordinate with the other Party with respect to such disclosure and, if applicable, the preparation and submission of a confidential treatment request for this Agreement.  Notwithstanding the foregoing, if a Party is required by Applicable Law to submit a description of the terms of this Agreement to, or file a copy of this Agreement with, any Securities Regulator and such Party has (a) promptly notified the other Party in writing of such requirement and any respective timing constraints, (b) provided copies of the proposed disclosure or filing to the other Party reasonably in advance of such filing or other disclosure and (c) given the other Party a reasonable time under the circumstances to comment upon and request confidential treatment for such disclosure, then such Party will have the right to make such disclosure or filing at the time and in the manner reasonably determined by its counsel to be required by Applicable Law or the applicable Securities Regulator.  If a Party seeks to make a disclosure or filing as set forth in this Section 9.2.2 and the other Party provides comments within the respective time periods or constraints specified herein, the Party seeking to make such disclosure or filing will reasonably consider such comments and use good faith efforts to incorporate such comments in the disclosure or filing; provided that prior to making any such filing of this Agreement, the Parties shall reasonably cooperate and use good faith efforts to agree on a redacted form of this Agreement to be so filed.
Article 10
INTELLECTUAL PROPERTY
10.1Ownership.
10.1.1Collaboration Know-How.  Inventorship of Collaboration Know-How and all intellectual property rights therein shall be determined in accordance with principles of inventorship under U.S. law, and ownership shall follow inventorship, provided, however, that any Collaboration Know-How that is generated, developed, conceived or reduced to practice by or on behalf of Seagen, its Affiliates or Sublicensees, whether alone or jointly with employees, agents or independent contractors of Lava and that is (a) (i) [***], or (ii) [***] (any such Collaboration Know-How of (a), a “Lava Platform Improvement”), or (b) excluding the foregoing (a)(i), [***] shall, in each case ((a) and (b)), as between the Parties be solely owned by Lava. Notwithstanding the foregoing, the Lava Platform Improvements and [***] shall exclude (c) any [***], and (d) [***] (as to (d), the “Seagen Background Improvements”).  As between the Parties, Seagen shall solely own the Seagen Background IP and Seagen Background Improvements (and, for clarity,

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Lava shall have no right or license pursuant to this Agreement to access or practice such Seagen Background IP or Seagen Background Improvements).  [***].
10.1.2Joint Collaboration Know-How.  Subject to terms and conditions of this Agreement, including Article 8 and the license grant in Section 2.1.1, each Party shall have the right to use and exercise its ownership rights in and to any and all Joint Collaboration Know-How and Joint Collaboration Patents without an accounting or obligation to, or consent required from, the other Party.  Each Party shall promptly disclose to the other Party in writing any Joint Collaboration Know-How which such Party reasonably believes is or may be patentable subject matter, including all invention disclosures or similar documents therefor submitted by the directors, officers, employees, contractors or agents of such Party, its Affiliates or subcontractors, in any event prior to the filing of any patent application with respect thereto.
10.1.3Assignment; Cooperation.  Each Party shall cause all of directors, officers, employees, contractors, agents and any others who perform activities for such Party under this Agreement to be under an obligation to assign to such Party their rights in and to any Collaboration Know-How and all intellectual property rights therein, except where Applicable Law requires otherwise.  Without limiting the foregoing, (a) Seagen shall ensure that its Sublicensees under this Agreement are at all times bound by an obligation to assign to Seagen all of their rights in and to any [***] (including all intellectual property rights therein) generated, developed, conceived or reduced to practice during the performance of any activities for or on behalf of Seagen in connection with the Development or Commercialization of the Licensed Compounds or Licensed Products, and (b) Lava shall ensure that any [***] employee or agent seconded to Lava and performing activities for or on behalf of Lava under the Research Plan or otherwise in connection with this Agreement shall, prior to performing any such activities, be under an obligation to assign to Lava all of their rights in and to any Collaboration Know-How (including all intellectual property rights therein) generated, developed, conceived or reduced to practice during the conduct of such activities.  Each Party shall provide the other Party all reasonable assistance and cooperation in the Prosecution and Maintenance of Patent Rights pursuant to this Article 10 and to effect ownership of Collaboration Know-How under Section 10.1.1, including providing any necessary powers of attorney, oaths, declarations, assignments, and executing any other required documents or instruments.  Seagen shall promptly disclose to Lava in writing any [***] generated, developed, conceived or reduced to practice solely by or on behalf of Seagen, its Affiliates or Sublicensees.
10.2Patent Prosecution and Maintenance.
10.2.1Generally.  Except as expressly set forth herein, each Party shall have the sole right and responsibility, at its sole cost, to control the Prosecution and Maintenance of its respective solely-owned Patent Rights.  Except as expressly set forth herein, nothing in this Agreement shall be deemed to (a) transfer any right, title or interest in either Party’s Patent Rights, Know-How, Materials, or other proprietary information or technology to the other Party, (b) vest in either Party any power of attorney, authority or agency with respect to the other Party’s Patent Rights, or (c) create any binding obligation on the part of either Lava or Seagen as to the other Party’s Patent Rights.

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

10.2.2Joint Collaboration Patents.  Seagen shall have the first right, but not the obligation, to Prosecute and Maintain the Joint Collaboration Patents in both Parties’ names, and the Parties shall share [***] the costs for such Prosecution and Maintenance.  The Party handling the Prosecution and Maintenance of a given Joint Collaboration Patent shall, through the Patent Committee, keep the other Party reasonably informed of the status of such Joint Collaboration Patent and shall provide the Patent Committee with (a) copies of all correspondence received from any patent authority in connection with the Prosecution and Maintenance of the Joint Collaboration Patent, and (b) drafts of any filings or responses to be made to patent authorities in advance of submitting such filings or responses so as to allow for a reasonable opportunity for the other Party to review and comment thereon.  The prosecuting Party shall incorporate the other Party’s reasonable comments in good faith.  The prosecuting Party shall notify the other Party of its intention to suspend or cease the Prosecution and Maintenance of any Joint Collaboration Patent and in such event, the other Party, at its discretion and at its sole expense, shall have the right to continue Prosecution and Maintenance of such Joint Collaboration Patent in both Parties’ names, subject to the foregoing information sharing obligation and review and comment rights.
10.2.3Lava Patents.
(a)Lava Patents.  Lava and Seagen will cooperate in the Prosecution and Maintenance of the Lava Patents other than the Seagen Controlled Patents, which are governed by Section 10.2.4.  Lava will, through the Patent Committee, keep Seagen reasonably informed as to the Prosecution and Maintenance of such Lava Patents, including providing the Patent Committee with periodic updates on the status of the Lava Patents that are necessary or reasonably useful for the development, manufacture or commercialization of Licensed Products.  Without limiting the foregoing, with respect to any claims of such Lava Patents that Cover the composition of matter, making, or use of Licensed Compounds or Licensed Products and [***] (such claims the “Licensed Product-Specific Claims”), Lava will provide the Patent Committee with (a) copies of all correspondence received from any patent authority in connection with the Prosecution and Maintenance of such Licensed Product-Specific Claims, and (b) drafts of any filings (including draft applications) or responses to be made to patent authorities in connection with such Licensed Product-Specific Claims in advance of submitting such filings or responses so as to allow for a reasonable opportunity for Seagen to review and comment thereon.  Lava will implement all reasonable comments and directions of Seagen in Prosecuting and Maintaining such Licensed Product-Specific Claims.  For clarity, the Licensed Product-Specific Claims may include claims that Cover composition of matter, making or use of the [***].  In addition, Lava shall not (i) take any action that would materially affect or change the scope of any Licensed Product-Specific Claim, or (ii) file any new Licensed Product-Specific Claim, in each case without Seagen’s prior written consent.  If Lava determines not to file or to abandon or otherwise not maintain any pending or issued Lava Patent including a Licensed Product-Specific Claim, then Lava shall inform Seagen of such decision promptly, but in any event at least [***] days prior to allowing such Licensed Product-Specific Claim to lapse or become abandoned or unenforceable, and Seagen shall thereafter have the right, but not the obligation, to cause Lava to continue with the Prosecution and Maintenance of such Licensed Product-Specific Claim at Seagen’s expense.  Lava agrees not to take any of the following actions in Prosecuting and Maintaining the Lava Patents without Seagen’s prior written consent: (i) make any argument on the record which calls into question or

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

otherwise seeks to limit the scope or priority of any disclosure or claim of a Seagen Controlled Patent or Licensed Product-Specific Claim, or (ii) modify the inventorship or priority claim of any Lava Patent to which a Seagen Controlled Patent or a Lava Patent including a Licensed Product-Specific Claim claims priority.
(b)Lava Platform Improvement Patents. Lava shall use commercially reasonably efforts to file Patent Rights, as permitted by applicable patent laws, Covering [***] in the Territory.  Section 10.2.3(a) shall apply to the Prosecution and Maintenance of any Lava Platform Improvement Patent (which, for clarity, shall be a Lava Patent hereunder), provided that notwithstanding anything to the contrary herein, if Lava determines not to file, or to abandon or otherwise not maintain any pending or issued Lava Platform Improvement Patent without the filing of a continuation or divisional application, then Lava shall inform Seagen of such decision promptly, but in any event at least [***] days prior to allowing such Lava Platform Improvement Patent to lapse or become abandoned or unenforceable, and Seagen shall thereafter have the right, but not the obligation, to assume control of the Prosecution and Maintenance of such Patent Right in Lava’s name, at Seagen’s sole cost and expense.  If Seagen so assumes control, then the applicable Patent Right will not be considered a Lava Patent for purposes of Section 10.2.3(a) or determining any royalty payments due hereunder.  In Prosecuting and Maintaining any such Patent Right for which Seagen assumes control, Seagen agrees not to take any of the following actions without Lava’s prior written consent: (i) make any argument on the record which calls into question or otherwise seeks to limit the scope or priority of any disclosure or claim of any other Lava Patent, or (ii) modify the inventorship or priority claim of any such Patent Right.
10.2.4Seagen Controlled Patents.
(a)With respect to any Licensed Product, on a country-by-country basis and as permitted by applicable patent laws, the Parties intend for one (1) or more Patent Rights to issue to serve as the basis for a Patent Term Extension with respect to such Licensed Product.  As such, after the Effective Date, the Patent Committee will meet and decide the countries in which Lava will file (or cause to be filed) one (1) or more national stage entries based on [***] and any other Lava Patent from which one (1) or more Licensed Product-Specific Claims can be filed.  With respect to each such country and applicable Lava Patent, the Parties will discuss, via the Patent Committee, the appropriate claim strategies for such national stage entries in light of the Parties’ objective of obtaining in such country the issuance of [***] lines of patent cases ([***]) with the maximum patent term.  Upon the written request of Seagen, for each applicable Lava Patent, Lava will file (or caused to be filed) in each country decided by the Patent Committee one (1) or more national stage entries of such Lava Patent (each a “National Stage Entry”), and, if further requested by Seagen in writing, [***] lines of patent applications from such National Stage Entries as follows: [***] (each such Patent Right a “Seagen Controlled Patent”), and [***].  For clarity, the Seagen Controlled Patents may include claims that Cover the composition of matter, making or use of [***].  For further clarity, the National Stage Entries and Patent Rights described in subsection (ii) above shall be Lava Patents, including for purposes of Section 10.2.3(a).  Seagen will [***] that are Seagen Controlled Patents in any country or jurisdiction outside of [***].

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

(b)Notwithstanding anything herein to the contrary, any Patent Right Covering a [***] (each such Patent Right a [***]) shall be considered a Seagen Controlled Patent for purposes of this Article 10, including Section 10.2.4, Section 10.3 and Section 10.5; provided, however, that the claims of any such [***] shall not Cover the composition of matter, making or use of a compound other than the Licensed Compounds or a product other than the Licensed Products.
(c)Except as expressly set forth herein, Seagen shall, [***], control the Prosecution and Maintenance of the Seagen Controlled Patents (including the initial drafting of the claims of such Seagen Controlled Patents that will be filed in accordance with Section 10.2.4(a)(i)).  Seagen will provide Lava with (a) copies of all correspondence received from any patent authority in connection with the Prosecution and Maintenance of the Seagen Controlled Patents, and (b) drafts of any filings or responses to be made to patent authorities in advance of submitting such filings or responses so as to allow for a reasonable opportunity for Lava to review and comment thereon, and Seagen shall consider all reasonable comments made thereon by Lava in good faith.  [***].  Seagen agrees not to take any of the following actions in Prosecuting and Maintaining the Seagen Controlled Patents without Lava’s prior written consent: (i) make any argument on the record which calls into question or otherwise seeks to limit the scope or priority of any disclosure or claim of any other Lava Patent, or (ii) modify the inventorship or priority claim of any Seagen Controlled Patent.  Seagen shall have the right to file substitutions, continuations, continuations-in-part, continued prosecution applications, divisional applications and renewals of such Seagen Controlled Patents, so long as the claims thereof are limited to Licensed Product-Specific Claims, and such Patent Rights shall be considered Seagen Controlled Patents for purposes of this Agreement.
(d)If Seagen determines to abandon or otherwise not maintain any pending or issued Seagen Controlled Patent in a particular country, and no other Seagen Controlled Patent that is a substitution, continuation, continuation-in-part, continued prosecution application, divisional application or renewal thereof filed by Seagen is pending in such country, then Seagen shall inform Lava of such decision promptly, but in any event at least [***] days prior to allowing such Seagen Controlled Patent to lapse or become abandoned or unenforceable, and Lava shall thereafter have the right, but not the obligation, to cause Seagen to transfer the control of the Prosecution and Maintenance of such Seagen Controlled Patent to Lava, and to execute any document and take or cause to be taken any action reasonably necessary to effectuate such transfer of control.
10.2.5Seagen Collaboration Patents.  As between the Parties, Seagen shall have the sole right and responsibility, at its sole cost, to control the Prosecution and Maintenance of the Seagen Collaboration Patents.
10.2.6Patent Committee.
(a)Establishment.  Within [***] after the Effective Date, the Parties shall establish a patent committee comprised of one (1) representative from each Party (the “Patent Committee”).  Each representative of a Party shall have sufficient seniority and expertise in the

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Prosecution and Maintenance of Patent Rights to participate on the Patent Committee.  Each Party may replace its representative(s) on the Patent Committee at any time upon written notice to the other Party.
(b)Meetings.  The Patent Committee shall convene at such times, places and frequencies as the Patent Committee determines is necessary.  Meetings may be conducted by telephone, video-conference or in person, as agreed by the Patent Committee, and each Party will bear all expenses it incurs in regard to participating in such meetings.
(c)Responsibilities.  The Patent Committee shall be responsible for (i) resolving any issues relating to inventorship or ownership of Collaboration Know-How (or Patent Rights therefor) in accordance with the terms of Section 10.1.1, (ii) determining the countries in which Lava will file (or cause to be filed) national stage entries of applicable Lava Patents, and discussing claim strategies for such national stage entries, pursuant to Section 10.2.4(a), (iii) facilitating cooperation between the Parties with respect to the Prosecution and Maintenance of the Joint Collaboration Patents in accordance with Section 10.2.2, (iv) facilitating the sharing of information and cooperation (if applicable) between the Parties with respect to the Prosecution and Maintenance of the Lava Patents in accordance with Section 10.2.3 and the Seagen Controlled Patents in accordance with Section 10.2.4, (v) discussing strategies and sharing information with respect to which Lava Patents, Joint Collaboration Patents and Seagen Collaboration Patents, if any, shall be a basis for obtaining a Patent Term Extension with respect to a Licensed Product, and (vi) executing such other responsibilities as may be mutually agreed to in writing by the Parties from time to time.
(d)Decisions.  Except as otherwise provided herein, all decisions of the Patent Committee shall be made by consensus, with each Party having one (1) vote.  If the Patent Committee cannot agree on a matter within the Patent Committee’s authority within [***] Business Days after it has met and attempted to reach such decision, then either Party may, by written notice to the other, have such issue referred to the IP Executives for resolution.  The Parties’ respective IP Executives shall meet within [***]after such matter is referred to them and shall negotiate in good faith to resolve the matter.  If the IP Executives are unable to resolve the matter within [***], then such dispute shall be resolved pursuant to Section 14.6 of this Agreement, provided that:
(i)Seagen shall have the final decision-making authority with respect to determining the countries in which Lava will file national stage entries pursuant to Section 10.2.4(a); and
(ii)if the dispute relates to inventorship and ownership of Collaboration Know-How, then the dispute shall promptly be referred to a patent counsel selected by the Patent Committee who (and whose firm, if applicable) (a) is not, and was not at any time during the [***] years prior to such dispute, an employee, consultant, legal advisor, officer, director or stockholder of, and does not have any conflict of interest with respect to, either Party, (b) has at least [***] years’ experience practicing patent law in the life sciences industry, and (c) possesses expertise with respect to Antibodies, in each case ((a), (b), or (c)), unless otherwise

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

agreed to by the Patent Committee.  Such patent counsel shall determine inventorship and ownership of Collaboration Know-How in accordance with this Agreement, and such patent counsel’s determination shall be binding upon the Parties.  Expenses of the patent counsel shall be shared equally by the Parties.
10.3Cooperation for Patent Extensions.  Notwithstanding anything herein to the contrary, (a) the Parties shall discuss in good faith, through the Patent Committee, strategies  to avoid the loss of any potential rights under the U.S. Drug Price Competition and Patent Term Restoration Act of 1984, the Supplementary Certificate of Protection of the Member States of the European Union and other similar measures in any other country or jurisdiction (each a “Patent Term Extension”) with respect to the Licensed Products and the Lava Patents (including any Seagen Controlled Patents), Joint Collaboration Patents and Seagen Collaboration Patents, and (b) Seagen shall have the sole right to determine which of the Lava Patents (including any Seagen Controlled Patents), Joint Collaboration Patents and Seagen Collaboration Patents, if any, shall be a Patent Right for which Seagen will seek to obtain a Patent Term Extension for a Licensed Product, provided that Seagen shall not seek a Patent Term Extension for any Lava Patent that is not a Seagen Controlled Patent with respect to any Licensed Product without Lava’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed.  Lava shall reasonably cooperate with Seagen in obtaining any such Patent Term Extension in accordance with this Section 10.3, including that Lava shall execute any authorization or instruments, make any filings, or take such further actions as may be requested by Seagen to implement and obtain any such Patent Term Extension.  Notwithstanding the foregoing, to the extent a Lava Patent that contains Licensed Product-Specific Claims exists in a particular country in which there is no Seagen Controlled Patent that would qualify for Patent Term Extension, then (i) Seagen shall have the right to obtain a Patent Term Extension for such Lava Patent in such country for the Licensed Products, and (ii) Lava shall not seek a Patent Term Extension for such Lava Patent without Seagen’s prior written consent.
10.4Common Interest Disclosures.  With regard to any information or opinions exchanged pursuant to this Agreement by the Parties (or their Affiliates) regarding intellectual property owned by Third Parties, the Parties agree that they have a common legal interest in coordinating Prosecution and Maintenance of their respective Patent Rights, as set forth in this Article 10, and in determining whether, and to what extent, Third Party intellectual property rights may affect the conduct of the Development, Manufacturing or Commercialization of Licensed Compounds and Licensed Products, and have a further common legal interest in defending against any actual or prospective Third Party claims based on allegations of misuse or infringement of intellectual property rights relating to the Development, Manufacturing or Commercialization of Licensed Compounds and Licensed Products.  Accordingly, Seagen and Lava agree that all such information and materials obtained by Seagen or Lava from each other will be used solely for purposes of the Parties’ common legal interests with respect to the conduct of the Agreement.  All information and materials will be treated as protected by the attorney-client privilege, the work product privilege, and any other privilege or immunity that may otherwise be applicable.  By sharing any such information and materials, neither Party intends to waive or limit any privilege or immunity that may apply to the shared information and materials.  Neither Party shall have the authority to waive any privilege or immunity on behalf of the other Party without such other Party’s

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

prior written consent, nor shall the waiver of privilege or immunity resulting from the conduct of one Party be deemed to apply against any other Party.

10.5Patent Enforcement.
10.5.1Notice.  Each Party shall notify the other within [***] Business Days of becoming aware of any alleged or threatened infringement by a Third Party of any Lava Patent (including, for clarity, any Seagen Controlled Patent) or Joint Collaboration Patent, which infringement adversely affects or could reasonably be expected to adversely affect the Development, Manufacture, or Commercialization of any Licensed Compound or Licensed Product in the Field in the Territory, and any related declaratory judgment or equivalent action alleging the invalidity, unenforceability or non-infringement of any such Patent Right (“Competitive Infringement”).
10.5.2Enforcement.
(a)Seagen (or its designee) shall have the first right, but not the obligation, to bring and control a legal action to enforce the Joint Collaboration Patents, Seagen Controlled Patents, Lava Platform Improvement Patents for which Seagen controls Prosecution and Maintenance and the Licensed Product-Specific Claims of any other Lava Patent against any Competitive Infringement in the Territory (each an “Enforcement Action”), [***].  Seagen shall keep Lava reasonably informed as to the status of any Enforcement Action and shall consider in good faith the comments of Lava with respect thereto.
(b)If Seagen (or its designee) fails to file an Enforcement Action with respect to, or fails to take steps to abate, a Competitive Infringement in the Territory [***] pursuant to Section 10.5.1, then Lava shall have the right, but not the obligation, to bring and control an Enforcement Action for the Joint Collaboration Patents, Seagen Controlled Patents or Licensed Product-Specific Claims of any other Lava Patent (or take over control of a discontinued Enforcement Action) with respect to such Competitive Infringement, at its sole cost and expense, provided that (a) Lava shall keep Seagen reasonably informed as to the status of such Enforcement Action and shall consider in good faith the comments of Seagen with respect thereto, and (b) if Seagen provides a reasonable, objective rationale for not pursuing such Enforcement Action (including a substantive concern regarding counter-claims by the infringing Third Party with respect to Patent Rights owned or controlled by Seagen), then the Parties shall discuss in good faith Seagen’s concerns and Lava shall not have the right to bring and control any Enforcement Action without Seagen’s consent.
(c)For clarity, Lava shall have the sole right to bring and control any legal action to enforce the claims of the Lava Patents that are not Licensed Product-Specific Claims, provided, however, that Lava shall (i) keep Seagen reasonably informed as to the status of such legal action, and (ii) consider in good faith the interests of Seagen with respect to any such legal action.
10.5.3Cooperation.  In a connection with any Enforcement Action, each Party shall provide the enforcing Party with all reasonable assistance in such action, at such enforcing

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Party’s request and expense, including joining such Enforcement Action if required by law or at the reasonable request of the enforcing Party.  The non-enforcing Party shall be entitled to separate representation in an Enforcement Action by counsel of its own choice and at its own cost and expense, but such Party shall at all times cooperate fully with the enforcing Party.  In addition, with respect to any Licensed Product-Specific Claims of a Lava Patent (other than a Seagen Controlled Patent or Lava Platform Improvement Patent for which Seagen controls Prosecution and Maintenance) enforced by Seagen in an Enforcement Action, Seagen shall (a) reasonably consult with Lava as to the proposed strategy for the enforcement of such Licensed Product-Specific Claims, (b) keep Lava reasonably informed of all material steps proposed to be taken and taken, and provide copies of all material documents filed or received, in connection with such Licensed Product-Specific Claims in such Enforcement Action, and (c) consider in good faith any comments from Lava with respect thereto.
10.5.4Settlement.  A settlement, consent judgment or other voluntary final disposition of a Competitive Infringement or Enforcement Action may be entered into by the enforcing Party without the consent of the non-enforcing Party; provided, however, that any such settlement, consent judgment or other disposition shall not, without the prior written consent of the non-enforcing Party, (a) impose any liability or obligation on the non-enforcing Party or any of its Affiliates, or (b) admit the invalidity or unenforceability of, or otherwise impair or materially adversely affect the scope of, any Patent Right owned or controlled by the non-enforcing Party, such consent to not be unreasonably withheld, conditioned or delayed.
10.5.5Recoveries.  Any recoveries resulting from an Enforcement Action brought pursuant to Section 10.5.2 shall be first applied against payment of each Party’s costs and expenses in connection therewith, provided that if such recovery is less than the Parties’ aggregate costs and expenses incurred in such action, such recovery shall be allocated between the Parties on a pro rata basis based on their relative costs and expenses incurred in such action.  Any such recoveries in excess of such costs and expenses shall be shared as follows, (a) [***] to the enforcing Party, and (b) [***] to the non-enforcing Party.
10.5.6Joint Collaboration Patents (Other Infringement).  Each Party shall notify the other within [***] Business Days of becoming aware of any alleged or threatened infringement by a Third Party of any Joint Collaboration Patent, which infringement is not a Competitive Infringement.  Within [***], the Parties shall meet and mutually agree upon a strategy with respect to such Third Party infringement.
10.5.7Seagen Collaboration Patents.  Seagen shall have the sole right and authority, in its sole discretion, to enforce any Seagen Collaboration Patent or take steps to abate any alleged or actual Third Party infringement of any Seagen Collaboration Patent anywhere in the world.  Seagen shall be entitled to any recoveries resulting from any enforcement action of a Seagen Collaboration Patent brought by Seagen anywhere in the world.
10.5.8Biosimilar Action.  Each Party shall give written notice to the other Party [***] that a Third Party abbreviated biological product application pursuant to 21 U.S. CFR § 351(k) or any equivalent thereto (each a “Biosimilar Application”) for a product that is similar to

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

or interchangeable with a Licensed Product was accepted by a Regulatory Authority.  Following such notice, the Parties shall promptly meet to discuss a response to such Biosimilar Application, provided that to the extent permitted under Applicable Law, Seagen shall control any response to such Biosimilar Application.  The non-controlling Party shall provide all reasonable assistance and cooperation to the controlling Party with respect to such response, including making available to the controlling Party documents possessed by such other Party that are reasonably required by such controlling Party and making available personnel for interviews and testimony.  The Parties shall cooperate to compile an accurate list of all Patent Rights required to be provided by either Party pursuant to 42 U.S.C. Section 262(l)(3)(A) or any equivalent thereto.  Notwithstanding the foregoing, Seagen will retain final decision-making authority as to such listing of all applicable Patent Rights for such Licensed Product in connection with any Biosimilar Application.
10.5.9Patent Listings.  Seagen (or its designee) shall have the sole right and authority to list or de-list Patent Rights, including any Lava Patents, Joint Collaboration Patents and Seagen Collaboration Patents, in the FDA’s “Purple Book” or any equivalent thereto in any country in the Territory with respect to the Licensed Products.  Lava will reasonably cooperate with Seagen with respect to such listings.
10.6Infringement of Third Party Rights.
10.6.1Notice.  Each Party shall promptly notify the other Party in writing within [***] days after receiving a notice of a claim or assertion that any Licensed Compound or Licensed Product infringes or misappropriates any Third Party’s Patent Rights or other intellectual property rights in any country, which notice shall include a copy of any summons or complaint (or the equivalent thereof), including, if applicable, a certified translation into English, received regarding the foregoing.  Thereafter, the Parties shall promptly meet to consider the claim or assertion and the appropriate course of action and may, if appropriate, agree on and enter into a “joint defense agreement” wherein the Parties agree to their shared, mutual interest in the outcome of such potential dispute.  The Parties shall assert and not waive the joint defense privilege, attorney work-product doctrine, attorney client privileges or any other privileges or protections that may apply with respect to any communications between the Parties in connection with the defense of such claim or assertion.
10.6.2Defense.  Subject to Sections 12.1 and 12.2, and unless otherwise agreed in the joint defense agreement, each Party shall have the right to defend any Third Party claim brought against it, at its own expense as it reasonably determines appropriate.  Neither Party shall enter into any settlement of any such Third Party claim that materially adversely affects the other Party’s rights or interests under this Agreement or imposes any obligation or liability on the other Party without the other Party’s prior written consent.
10.6.3Joint Research Agreement.  This Agreement is a joint research agreement in accordance with 35 U.S.C. §103(c)(3) to develop and commercialize Licensed Products.  Neither Party is required by this reference to have any Patent Right take advantage of or become subject to such §103(c)(3) except in accordance with the provisions of Section 10.2 regarding the Prosecution and Maintenance of such Patent Right.

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

10.7Patent Marking.  Seagen shall mark all Licensed Products in accordance with the applicable patent marking laws and shall require all of its Affiliates and Sublicensees to do the same.
10.8Trademarks.  Seagen will solely own all right, title and interest in and to any trademarks adopted for use with the Licensed Products in the Field in the Territory, and will be responsible for the registration, filing, maintenance and enforcement thereof.  Neither Lava nor any of its Affiliates will at any time do or authorize to be done any act or thing which is likely to materially impair the rights of Seagen therein, and will not at any time claim any right of interest in or to such marks or the registrations or applications therefor.  Neither Lava nor any of its Affiliates will use Seagen’s or any of its Affiliates’ trademarks or any trademark that is confusingly similar thereto.
Article 11
REPRESENTATIONS, WARRANTIES, AND COVENANTS
11.1Representations, Warranties of Each Party.  Each Party represents and warrants to the other Party as of the Effective Date that:
11.1.1it is duly organized, validly existing and in good standing in its jurisdiction of organization;
11.1.2it has full corporate power and authority to execute, deliver and perform this Agreement, and has taken all corporate action required by Applicable Laws and its organizational documents to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement;
11.1.3this Agreement has been duly executed by it and is legally binding upon it and enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance and general principles of equity (whether enforceability is considered a proceeding at law or equity); and
11.1.4the execution and delivery of this Agreement and all other instruments and documents required to be executed pursuant to this Agreement, the contemplated performance of its covenants and responsibilities hereunder, and the consummation of the transactions contemplated hereby do not and shall not (a) conflict with or result in a breach of any provision of its organizational documents, (b) result in a breach of any agreement to which it or its Affiliate is a party, or (c) violate any Applicable Laws.
11.2Representations and Warranties of Lava.  Lava represents and warrants to Seagen as of the Effective Date that:
11.2.1Lava has the right under the Lava Technology to grant the license in Section 2.1.1 to Seagen, and (a) except as set forth on Schedule 11.2.1, Lava has not granted any license, covenant not to sue, waiver, or other right under the Lava Technology, or otherwise with respect

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

to the Lava-1223 Compound or Lava-1223 Product, that is inconsistent with such license, (b) all Lava Technology licensed to Seagen under this Agreement is free and clear of liens, charges and encumbrances, and (c) there are no restrictions or other requirements (including any restrictions or requirements of any Governmental Authority or any Person that provided funding to Lava or its Affiliates) that (i) prevent, preclude or restrict Lava from granting the license under Section 2.1.1 to Seagen or transferring to Seagen any of the Lava Technology pursuant to Sections 5.1 or 6.1 or (ii) otherwise encumber Seagen’s practice of the license granted to Seagen under Section 2.1.1;
11.2.2Schedule 1.110 lists all Lava Patents existing as of the Effective Date and (a) all such Patent Rights listed on Schedule 1.110 are (i) solely and exclusively owned by Lava, and (ii) have been filed and maintained properly and correctly and all applicable fees have been paid on or before any final due date for payment, and Lava has complied in all material respects with all Applicable Laws, including any duties of candor to applicable patent offices, in connection with the filing, prosecution and maintenance of the Lava Patents, (b) no claim or action has been brought or, to Lava’s knowledge, threatened in writing, by any Third Party alleging that any such Patent Rights are invalid or unenforceable, and (c) there are no pending, alleged or threatened, (i) inter partes reviews, post-grant reviews, interferences, re-examinations, or oppositions involving the Lava Patents that are in or before any patent office (or other Governmental Authority performing similar functions) or (ii) inventorship or ownership challenges involving the Lava Patents that are in or before any patent office or other Governmental Authority;
11.2.3Lava has properly identified the inventors of each of the Lava Patents and has obtained each such inventor’s entire right, title and interest in and to the applicable Lava Patents, and any instrument assigning such inventors’ right, title and interest in the Lava Patents is valid and enforceable;
11.2.4(a) Lava is the sole and exclusive owner of, or otherwise Controls, the Lava Technology licensed to Seagen hereunder, and (b) no Governmental Authority has any rights to the Lava Technology licensed to Seagen hereunder, and Lava has no obligations to such entities with respect thereto;
11.2.5Lava has not entered into any settlement, non-competition agreement, restrictive covenant, or any other agreement restricting the ownership, use or exploitation of the Lava Technology licensed to Seagen hereunder or the Lava-1223 Compound;
11.2.6(a) there are no pending or threatened (in writing) claims, actions, suits or proceedings alleging that the Lava Technology or Lava-1223 Compound licensed to Seagen hereunder, or any Development or Manufacture thereof conducted by or on behalf of Lava or its Affiliates prior to the Effective Date, infringes or misappropriates the intellectual property rights of any Third Party, and (b) to Lava’s knowledge, no facts or circumstances exist that would reasonably be expected to give rise to any such claims, actions, suits or proceedings of (a);
11.2.7to Lava’s knowledge, the Development, Manufacture, or Commercialization of the Lava Technology, Lava-1223 Compound or Lava-1223 Products as contemplated under this Agreement (a) does not and will not infringe any claim of an issued Third

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Party Patent Right, except as set forth on Schedule 11.2.7, or (b) does not or will not misappropriate any Know-How or other intellectual property of any Third Party, in each case ((a) and (b)) excluding any Third Party Patent Right, Know-How or other intellectual property right Controlled by Lava and included within the Lava Technology;
11.2.8to Lava’s knowledge, no Third Party is infringing or misappropriating, has infringed or misappropriated or is threatening to infringe or misappropriate the Lava Patents or the Lava Know-How, and neither Lava nor any of its Affiliates has made a claim against a Third Party alleging that such Third Party is infringing or misappropriating or has infringed or has misappropriated any Lava Patents or Lava Know-How;
11.2.9Lava and its Affiliates have conducted all Development of the Lava-1223 Compound, including any and all pre-clinical studies related to the Lava-1223 Compound, in all material respects in accordance with Applicable Laws (including, to the extent applicable, GLP);
11.2.10to its knowledge, Lava has disclosed in writing to Seagen all material safety and efficacy data and information in its possession pertaining to the Lava-1223 Compound or Lava-1223 Product;
11.2.11(a) Schedule 11.2.11(a) sets forth a complete and accurate list of all agreements between Lava or its Affiliates and a Third Party pursuant to which Lava Controls any portion of the Lava Technology (other than agreements between Lava or its Affiliates and its or their employees pursuant to which the applicable employee assigns their right, title and interest in and to such portion of the Lava Technology to Lava or its Affiliates) (the “Lava Existing In-Licenses”); (b) Schedule 11.2.11(b) sets forth a complete and accurate list of all agreements between Lava or its Affiliates and a Third Party pursuant to which Lava or its Affiliates engaged a Third Party to Develop or Manufacture the Licensed Compounds or Licensed Products (or any component thereof) (the “Lava Existing CRO/CMO Agreements”); (c) Lava has provided Seagen with true, correct and complete copies of all Lava Existing In-Licenses and Lava Existing CRO/CMO Agreements; (d) neither Lava nor its Affiliates are in material breach or material default under any Lava Existing In-License or Lava Existing CRO/CMO Agreement, nor to Lava’s knowledge is any counterparty thereto in material breach of any Lava Existing In-License or Lava Existing CRO/CMO Agreement, and as of the Effective Date neither Lava nor its Affiliates have received or issued any written notice of breach or default with respect to any Lava Existing In-License or Lava Existing CRO/CMO Agreement; and (e) the Lava Existing In-Licenses and Lava Existing CRO/CMO Agreements are in full force and effect;
11.2.12there are no legal claims, judgments or settlements against or owed by Lava or any of its Affiliates, or pending or, to Lava’s knowledge, threatened in writing, in each case relating to antitrust, anti-competition, anti-bribery or corruption violations;
11.2.13to Lava’s knowledge, neither Lava nor any of its Affiliates nor the employees, contractors or agents of Lava or its Affiliates who were or will be involved in the Development or Manufacture of the Lava-1223 Compound are, or have been, debarred or disqualified by any Regulatory Authority;

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

11.2.14neither Lava nor any of its Affiliates have made any Regulatory Submissions for the Lava-1223 Compound;
11.2.15neither the Lava-1223 Compound nor any other product containing a Lava T-Cell Arm has been recalled, withdrawn, suspended or discontinued (whether voluntarily or otherwise), and no warning letters or similar written notices have been issued with respect to such a compound or product by any Regulatory Authority, and to Lava’s knowledge no recall, withdrawal, suspension, discontinuance, warning letters or similar written notices with respect to such a product is pending or threatened in writing;
11.2.16(a) neither [***] nor any of its Affiliates has any ownership interest in or to the Lava-1223 Compound or the Lava Patents, and there are no pending actions, nor has Lava received any written notice from any of [***], its Affiliates or any Third Party, asserting or alleging that [***] or its Affiliate has any ownership interest in or to the Lava-1223 Compound or the Lava Patents; and (b) all employees or agents of [***] who have been, are or will be seconded to Lava were, are or will be under an obligation to assign all right, title and interest in and to any work product developed or generated by such employees or agents to Lava;
11.2.17to Lava’s knowledge, all information, documents and materials provided by Lava to Seagen in the dataroom hosted by Lava in contemplation of this Agreement were and are true, correct and complete in all material respects; and
11.2.18all Manufacturing activities with respect to any Existing Materials were conducted in accordance with Applicable Law and all applicable specifications set forth in the [***] Agreements and [***] Agreements.
11.3Mutual Covenants.  Each Party covenants to the other Party that in the course of performing its obligations or exercising its rights under this Agreement, such Party shall, and shall procure that such Party’s Affiliates and (sub)licensees and subcontractors, comply with all Applicable Law, including, as applicable, GMP, GLP and GCP.  Without limiting the foregoing, the Parties additionally agree as follows:
11.3.1Data Privacy.  Each Party shall: (a) comply with all Applicable Laws in relation to data protection, privacy, or restrictions on, or requirements in respect of, the processing of Personal Data of any kind, including the Health Insurance Portability and Accountability Act, General Data Protection Regulation (Regulation (EU) 2016/679) (GDPR), and any equivalent Applicable Law in any other jurisdiction (as any of the foregoing may be amended from time to time, collectively, “Data Protection Laws”) with respect to the collection, use, transfer, storage, destruction, aggregation or other use of subject health information or other Personal Data (as defined in the applicable Data Protection Laws, collectively, “Personal Data”) in connection with its activities under or in connection with this Agreement, including the Development and Commercialization of any Licensed Product hereunder; (b) implement appropriate and reasonable security processes and controls in connection with its activities under or in connection with this Agreement so as to protect the security and privacy of Personal Data in accordance with Data Protection Laws; and (c) take such steps as necessary to comply with Data Protection Laws to

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

permit such Party to disclose Personal Data to the other Party and to permit the other Party to use and disclose such Personal Data for its own purposes in accordance with this Agreement.  Without limiting the foregoing, if required by Applicable Law, the Parties will negotiate and enter into a written agreement with respect to the collection, storage, transfer, processing and use of Personal Data by the Parties and their Affiliates as contemplated by this Agreement (the “DPA”).
11.3.2No Debarment or Regulatory Sanction.  Each Party shall not employ (or, to its knowledge, use any contractor, subcontractor, distributor or other Persons that provide services to such Party in connection with this Agreement that employs) any Person that is debarred, disqualified, blacklisted, banned or subject to any similar sanction by any applicable Regulatory Authority (including, as applicable, the FDA pursuant to its authority under Sections 306(a) and (b) of the Act) or that is the subject of any investigation or proceeding which may result in debarment, disqualification, blacklisting, banning or any similar sanction by any applicable Regulatory Authority, in each case, in connection with the performance of its activities under this Agreement.  Each Party shall notify the other Party in writing promptly if it or any such Person who is performing services hereunder is debarred, disqualified, blacklisted, banned or subject to any similar sanction by any applicable Regulatory Authority or becomes the subject of any such investigation or proceeding.
11.4Additional Covenants.
11.4.1Lava hereby covenants to Seagen that, during the Term:
(a)it shall conduct its obligations under the Research Plan in a good scientific manner consistent with industry standards and in accordance with the Research Plan and this Agreement;
(b)it shall remain in compliance in all material respects with each Lava Existing In-License Agreement, and until the Initial Supply is accepted by Seagen, the [***] Agreement and [***] Agreement, and it shall promptly provide to Seagen any notice received from or provided to any counterparty to a Lava Existing In-License Agreement, and until the Initial Supply is accepted by Seagen, [***] Agreement or [***] Agreement that relates to Seagen’s rights or obligations hereunder, including any notice of breach or default;

(c)it shall not, without Seagen’s prior written consent, (i) terminate any Lava Existing In-License Agreement, or until the Initial Supply is accepted by Seagen, any [***] Agreement or [***] Agreement, (ii) modify or amend, or waive any of its rights under, any Lava Existing In-License Agreement, or until the Initial Supply is accepted by Seagen, the [***] Agreement or [***] Agreement, in each case in a manner that could reasonably be expected to adversely affect any of Seagen’s rights or obligations under this Agreement, or (iii)  assign or otherwise transfer or novate to any Third Party any Lava Existing In-License Agreement, or until the Initial Supply is accepted by Seagen, any [***] Agreement or [***] Agreement (or agree to do any of the foregoing);

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

(d),it shall maintain in force all necessary consents, licenses, permits, approvals and other permissions to enable it to perform its obligations under this Agreement;
(e)it will not grant any liens or security interests with respect to any of the Lava Technology in a manner that would conflict with or impair any of the rights or licenses granted to Seagen hereunder; and
(f)it will not grant to any Third Party any license or other right under the Lava Technology that would conflict with or impair the rights or licenses granted to Seagen hereunder.
11.4.2Seagen hereby covenants to Lava that, during the Term:
(a)it shall conduct its obligations under the Agreement in a good scientific manner consistent with industry standards and in accordance with this Agreement;
(b)it shall maintain, store, transport and label the Existing Materials and Initial Supply in accordance with this Agreement and all Applicable Laws, including GMP and GCP; and
(c)it shall obtain and maintain in force all necessary consents, licenses, permits, approvals, certifications and other permissions from any Governmental Authority to enable it to perform its obligations under this Agreement.
11.5No Other Warranties.  EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, (A) NO REPRESENTATION OR WARRANTY WHATSOEVER IS MADE OR GIVEN BY OR ON BEHALF OF EITHER PARTY OR THEIR RESPECTIVE AFFILIATES; AND (B) ALL OTHER WARRANTIES WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE ARE EXPRESSLY EXCLUDED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY, ENFORCEABILITY OR NON-INFRINGEMENT.  NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, THAT ANY DEVELOPMENT, MANUFACTURING OR COMMERCIALIZATION EFFORTS WITH REGARD TO THE LICENSED COMPOUNDS OR LICENSED PRODUCTS WILL BE SUCCESSFUL.
Article 12
INDEMNIFICATION
12.1Indemnification by Seagen.  Seagen hereby agrees to defend, indemnify, and hold harmless Lava, its Affiliates and its and their respective directors, officers, employees and agents (each, a “Lava Indemnitee”) from and against any and all liabilities, expenses, and losses (including reasonable legal expenses and attorneys’ fees) (collectively, “Losses”), to which any Lava Indemnitee may become subject as a result of any claim, demand, action, or other proceeding by a Third Party (each, a “Third Party Claim”) to the extent such Losses arise out of (a) the Development, use, Manufacture, handling, storage or Commercialization of any Licensed

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Compound or Licensed Product by Seagen, its Affiliates or Sublicensees (or any Third Party acting on their behalf), (b) the gross negligence or willful misconduct of any Seagen Indemnitee in connection with this Agreement, or (c) the breach by Seagen of this Agreement; except, in each case (a)-(c), (i) to the extent such Losses arise out of any conditions set forth in Sections 12.2(a)-(d) for which Lava is obligated to indemnify any Seagen Indemnitee under Section 12.2, or (ii) the gross negligence or willful misconduct of any Lava Indemnitee.

12.2Indemnification by Lava.  Lava hereby agrees to defend, indemnify, and hold harmless Seagen, its Affiliates, Sublicensees and its and their respective directors, officers, employees and agents (each, a “Seagen Indemnitee”) from and against any and all Losses to which any Seagen Indemnitee may become subject as a result of any Third Party Claim to the extent such Losses arise out of (a) the Development, use, Manufacture, handling, storage, or Commercialization of the Lava-1223 Compound or the Lava-1223 Product, or the use or (sub)licensing (other than pursuant to this Agreement) of any Lava Platform Improvement, Lava Platform Improvement Patent, [***], or [***], in each case by Lava or its Affiliates (or any Third Party acting on their behalf), (b) the gross negligence or willful misconduct of any Lava Indemnitee in connection with this Agreement, (c) the breach by Lava of this Agreement, or (d) Lava’s breach of the [***] Agreement; except, in each of cases (a)-(d), to the extent such Losses arise out (i) of any conditions set forth in Sections 12.1(a)-(c) for which Seagen is obligated to indemnify any Lava Indemnitee under Section 12.1, or (ii) the gross negligence or willful misconduct of any Seagen Indemnitee.
12.3Procedure.
12.3.1Notice.  The Party seeking indemnification under Section 12.1 or Section 12.2 (the “Indemnified Party”) shall inform the other Party (the “Indemnifying Party”) of the Third Party Claim giving rise to the obligation to indemnify pursuant to such section within [***]  Business Days after receiving written notice of such Third Party Claim, it being understood and agreed, however, that the failure or delay by an Indemnified Party to timely give such notice shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party is actually and materially prejudiced as a result of such failure or delay to give notice.
12.3.2Procedure.  The Indemnifying Party shall have the right to assume and conduct the defense of the Third Party Claim using counsel of its choice and reasonably acceptable to the Indemnified Party; provided, however, that the Indemnified Party may participate in and monitor such defense with counsel of its choice at its own expense, subject to the Indemnifying Party’s right to control such defense.  The Indemnified Party shall provide the Indemnifying Party with reasonable assistance, at the Indemnifying Party’s expense, in connection with the defense of the Third Party Claim for which indemnity is being sought.  The Indemnifying Party shall not settle any Third Party Claim without the prior written consent of the Indemnified Party if the settlement would: (a) result in or impose any obligation (including any payment obligation) on the Indemnified Party, or (b) result in any admission of wrong-doing or fault by the Indemnified Party.  So long as the Indemnifying Party is actively defending the Third Party Claim in good faith, the Indemnified Party shall not settle such Third Party Claim without the prior written consent of the Indemnifying Party.  If the Indemnifying Party does not assume and conduct the defense of the

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Third Party Claim as provided above, (a) the Indemnified Party may defend against and consent to the entry of any judgment, or enter into any settlement with respect to, the Third Party Claim in any manner the Indemnified Party may deem reasonably appropriate, and (b) the Indemnifying Party will remain responsible to indemnify the Indemnified Party as provided in this Article 12.  If the Parties cannot agree as to the application of Section 12.1 or Section 12.2 to any Third Party Claim, pending resolution of the dispute pursuant to Section 14.6, the Parties may conduct separate defenses of such Third Party Claim(s), with each Party retaining the right to claim indemnification from the other Party in accordance with Section 12.1 or Section 12.2, as applicable, upon resolution of the underlying claim.
12.4Insurance.  During the Term and for [***] years thereafter, each Party, at its own expense, shall maintain commercial general liability insurance, including product liability and other appropriate insurance (or, in the case of Seagen, self-insure) in an amount consistent with industry standards in light of its obligations under this Agreement.  Each Party shall provide the other Party with evidence of such insurance upon request and shall provide such other Party with written notice at least [***] days prior to the cancellation, non-renewal or material changes in such insurance.  Such insurance shall not be construed to create a limit of a Party’s liability under this Agreement.
12.5Limitation of Liability.  NEITHER PARTY NOR ITS AFFILIATES SHALL BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES FOR (A) ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR INDIRECT DAMAGES, OR (B) ANY LOSS OF PROFITS OR REVENUE, IN EACH CASE ((A) OR (B)) ARISING FROM OR RELATING TO THIS AGREEMENT, REGARDLESS OF WHETHER SUCH CLAIM IS IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, AND REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 12.5 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTIONS 12.1 OR 12.2, OR THE REMEDIES AVAILABLE FOR A PARTY’S WILLFUL MISCONDUCT, FRAUD OR BREACH OF SECTION 2.2.
Article 13
TERM AND TERMINATION
13.1Term.  This Agreement shall be effective commencing on the Effective Date and shall expire in its entirety upon the date when no payment obligations under this Agreement are or may become due (the “Term”), unless terminated earlier in accordance with this Article 13 or by mutual written agreement of the Parties.  Upon the expiration of the Royalty Term for a particular Licensed Product in a particular country, the license granted by Lava to Seagen in Section 2.1.1 shall be deemed fully-paid, royalty-free, perpetual and irrevocable with respect to such Licensed Product in such country.
13.2Termination by Seagen for Convenience.  Seagen may terminate this Agreement (a) in its entirety during the Research Term upon [***]  days’ prior written notice to Lava, provided that Seagen will reimburse Lava for [***], or (b) following the conclusion of the Research Term,

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

in its entirety or on a country-by-country basis for any or no reason upon [***]  days’ prior written notice to Lava; provided, however, that if Seagen terminates this Agreement in its entirety pursuant to this Section 13.2 at any time following Lava’s exercise of the Buy-Up Option and prior to [***], Seagen shall refund to Lava on the termination date of this Agreement the Buy-Up Fee plus the aggregate amount of reductions in Development Milestone Payments made to Lava pursuant to Section 7.5.3 attributable to such exercise.

13.3Termination for Material Breach.  Each Party shall have the right to terminate this Agreement immediately in its entirety upon written notice to the other Party if such other Party materially breaches this Agreement and has not cured such breach within [***]  days following receipt of notice of such breach from the non-breaching Party; provided however, with respect to a payment breach, such breach shall be cured within [***]  days following receipt of notice.  Except in the case of a payment breach, if the breach is capable of being cured, but cure of such breach cannot reasonably be effected within such [***]  day period, the breaching Party shall deliver to the non-breaching Party a plan reasonably calculated to cure such breach within a reasonable time frame, but in any event within [***]  days following receipt of notice of such breach from the non-breaching Party.  So long as the breaching Party is diligently carrying out such plan, the non-breaching Party shall not have the right to terminate this Agreement during such [***] period.  If the breaching Party fails to diligently carry out such plan or fails to cure such breach within such [***] period, then the non-breaching Party may terminate this Agreement upon written notice to the breaching Party.  Notwithstanding the foregoing, if the allegedly breaching Party disputes in good faith the existence or materiality of a breach specified in a notice provided by the other Party, and such allegedly breaching Party provides the other Party notice of such dispute within [***] days, then the other Party shall not have the right to terminate this Agreement under this Section 13.3 unless and until it is determined in accordance with Section 14.6 that the allegedly breaching Party has materially breached this Agreement and such breaching Party has failed to cure such breach within [***] (or [***] for payment breaches) following such determination.  Notwithstanding the foregoing, if the material breach of this Agreement is (a) by Seagen, (b) such breach is limited to one (1) or more countries (but not more than [***] countries in the aggregate), (c) such breach is not a breach of Section 5.2.3, and Lava would otherwise have the right to terminate this Agreement in its entirety pursuant to this Section 13.3, then Lava shall only have the right to terminate this Agreement with respect to the country(ies) to which such uncured material breach is limited.
13.4Termination for Bankruptcy.
13.4.1Right to Terminate.  Each Party shall have the right to terminate this Agreement immediately in its entirety upon written notice to the other Party if such other Party makes (a) a general assignment for the benefit of creditors, (b) files an insolvency petition in bankruptcy, petitions for or acquiesces in the appointment of any receiver, trustee, or similar officer to liquidate or conserve its business or any substantial part of its assets, (c) commences under the laws of any jurisdiction any proceeding involving its insolvency, bankruptcy, adjustment of debt, dissolution, liquidation, or any other similar proceeding for the release of financially distressed debtors or becomes a party to such proceeding or action of the type described above, and such proceeding is not dismissed within [***] days after the commencement thereof.

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

13.4.2Rights in Bankruptcy.
(a)Generally.  All rights and licenses granted under or pursuant to this Agreement by one Party to the other Party are, and otherwise will be deemed to be, for purposes of Section 365(n) of Title 11 of the United States Code (“U.S. Bankruptcy Code”) or comparable provision of applicable bankruptcy or insolvency laws, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code or comparable provision of applicable bankruptcy or insolvency laws, and, in the event that a case under the U.S. Bankruptcy Code or comparable provision of applicable bankruptcy or insolvency laws is commenced by or against either Party (“Bankrupt Party”), the other Party shall have all of the rights set forth in Section 365(n) or comparable provision of applicable bankruptcy or insolvency laws to the maximum extent permitted thereby.  During the Term, each Party shall create and maintain current copies to the extent practicable of all such intellectual property subject to a license to the other Party under this Agreement.  Without limiting the Parties rights under Section 365(n) or comparable provision of applicable bankruptcy or insolvency laws, if a case under the U.S. Bankruptcy Code or comparable provision of applicable bankruptcy or insolvency laws is commenced by or against the Bankrupt Party, the other Party will be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and the same, if not already in its possession, will be promptly delivered to it (i) before this Agreement is rejected by or on behalf of the Bankrupt Party, within [***] days upon the other Party’s written request therefor, unless the Bankrupt Party, or its trustee or receiver, elects to continue to perform all of its obligations under this Agreement, or (ii) if not delivered under (i) above, following the rejection of this Agreement by or on behalf of the Bankrupt Party upon written request therefor by the other Party.  All rights of the Parties under this Section 13.4.2(a) and the U.S. Bankruptcy Code or comparable provision of applicable bankruptcy or insolvency laws are in addition to and not in substitution of any and all other rights, powers, and remedies that each Party may have under this Agreement, the U.S. Bankruptcy Code or comparable provision of applicable bankruptcy or insolvency laws, and any other Applicable Law.
(b)Contracts with Third Parties.  The Parties agree that they intend the non-Bankrupt Party’s rights to extend to the maximum extent permitted by law and any provisions of applicable contracts with Third Parties, including for purposes of the U.S. Bankruptcy Code or comparable provisions of applicable bankruptcy or insolvency laws, (i) the right of access to any intellectual property (including all embodiments thereof to the extent protected by non-bankruptcy law) of the Bankrupt Party or any Third Party with whom the Bankrupt Party contracts to perform an obligation of the Bankrupt Party under this Agreement, and, in the case of the Third Party, which is necessary for the Development, Manufacture and Commercialization of Licensed Compounds or Licensed Products and (ii) the right to contract directly with any Third Party described in (i) to complete the contracted work.
(c)Direct Licenses.  Any intellectual property provided pursuant to the provisions of this Section 13.4.2 shall be subject to the licenses set forth elsewhere in this Agreement and the payment obligations of this Agreement, which shall be deemed to be royalties for purposes of the U.S. Bankruptcy Code.  In the event that Lava is a party to, or enters into, a license agreement with a Third Party with respect to intellectual property that is or will be

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

sublicensed to Seagen hereunder, Lava will use Commercially Reasonable Efforts to enable Seagen to enter into arrangements with Lava and such Third Party whereby Seagen will receive a direct license from such Third Party in the event that Lava becomes a Bankrupt Party.
13.5Effects of Termination in the Entirety.  Upon any termination of this Agreement in its entirety by either Party, the terms of this Section 13.5 will apply as of the effective date of such termination.  For clarity, during the pendency of any dispute regarding the existence or cure of a material breach in accordance with Section 13.3 or any termination notice period, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder.
13.5.1License; Winddown.  The license granted by Lava to Seagen in Section 2.1.1 will terminate, and Seagen shall promptly, at its own cost and expense, wind-down its and its Affiliates’ Development, Manufacture and Commercialization of Licensed Compounds and Licensed Products in the Territory.  Notwithstanding anything to the contrary in this Section 13.5.1, (a) Seagen and its Affiliates shall have the right to sell-off their current inventory of the Licensed Products for a period of [***] months after the effective date of termination, and (b) if, at the time of such termination, Seagen or its Affiliates are conducting any Clinical Trials for a Licensed Product, then Seagen and its Affiliates shall conduct the orderly wind-down of any such Clinical Trial in accordance with Applicable Law and taking into account patient safety matters, in each case (a) and (b) subject to the applicable terms and conditions of this Agreement including, with respect to the foregoing (a), Seagen’s payment obligations under Article 7.
13.5.2Sublicenses.  At each Sublicensee’s request, Lava shall grant to such Sublicensee a direct license, provided that such Sublicensee is not then in default of its sublicense agreement and agrees in writing to comply with the terms of such direct license.  Such direct license shall not obligate such Sublicensee to perform contractual obligations greater than those set forth herein, and the scope of such direct license shall be no less than the scope of the license(s) granted to Seagen in this Agreement and sublicensed to such Sublicensee.
13.5.3License to Lava.  In the event Seagen terminates this Agreement in its entirety pursuant to Section 13.2 or Lava terminates this Agreement in its entirety pursuant to Section 13.3, then upon Lava’s written request within [***] days of the effective date of such termination, Seagen agrees to negotiate with Lava in good faith, for a period of [***]months after receipt of Lava’s written request, an agreement on commercially reasonable terms whereby (a) Seagen would grant Lava a license under Know-How and Patent Rights that are Controlled by Seagen and are necessary to Develop, Manufacture and Commercialize the Licensed Compounds and Licensed Products in the form existing as of the effective date of termination (such Licensed Compounds and Licensed Products in such form, the “Terminated Products”) to Develop, Manufacture and Commercialize the Terminated Products in the Field in the Territory, and (b) Seagen would transfer to Lava all then-existing Regulatory Submissions, Regulatory Approvals, and Pricing and Reimbursement Approvals Controlled by Seagen that relate solely to the Terminated Products.
13.5.4Termination Prior to Clinic. In the event Seagen terminates this

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Agreement in its entirety pursuant to Section 13.2 or Lava terminates this Agreement in its entirety pursuant to Section 13.3, in each case prior to Initiation of a first Dose Escalation Study for a Licensed Product, Seagen shall return to Lava any unused Existing Materials, and Lava shall compensate Seagen for the shipping and fully burdened manufacturing cost of such Existing Materials.
13.6Effects of Termination in Part.  Upon any termination of this Agreement by Seagen pursuant to Section 13.2 or by Lava pursuant to Section 13.3 in part with respect to one (1) or more countries, the terms of this Section 13.6 will apply to such terminated country(ies) as of the effective date of such termination.  For clarity, during the pendency of any dispute regarding the existence or cure of a material breach in accordance with Section 13.3 or any termination notice period, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder.
13.6.1License; Winddown.  The license granted by Lava to Seagen in Section 2.1.1 will terminate with respect to the terminated country(ies), and Seagen shall promptly, at its own cost and expense, wind-down its and its Affiliates’ Development, Manufacture and Commercialization of Licensed Compounds and Licensed Products in such country(ies).  If, at the time of such termination, Seagen or its Affiliates are conducting any Clinical Trials for a Licensed Product in such country(ies), then Seagen and its Affiliates shall conduct the orderly wind-down of any such Clinical Trials in accordance with Applicable Law and taking into account patient safety matters and subject to the applicable terms and conditions of this Agreement.
13.6.2Sublicenses.  At each Sublicensee’s request, Lava shall grant to such Sublicensee a direct license with respect to such terminated country(ies), provided that such Sublicensee is not then in default of its sublicense agreement and agrees in writing to comply with the terms of such direct license.  Such direct license shall not obligate such Sublicensee to perform contractual obligations greater than those set forth herein, and the scope of such direct license shall be no less than the scope of the license(s) granted to Seagen in this Agreement and sublicensed to such Sublicensee with respect to such country(ies).
13.7Confidential Information.  Upon the expiration or termination of this Agreement in its entirety, at the disclosing Party’s election, the receiving Party shall return or destroy all tangible materials to the extent comprising, bearing or containing any Confidential Information of the disclosing Party that are in receiving Party’s or its Affiliates’ or (sub)licensees’ possession and provide written certification of such destruction (if applicable) to the disclosing Party, provided that the receiving Party may retain one (1) copy of such Confidential Information for its archives solely to monitor compliance with its obligations herein or may retain such Confidential Information for which it has any continuing rights, and provided further that the receiving Party shall not be required to destroy electronic files containing such Confidential Information that are made in the ordinary course of its business information back-up procedures.
13.8Termination for Patent Challenge.  If Seagen or any of its Affiliates directly takes any action, or knowingly provides financial or other assistance (including direct legal or technical advice) to any Third Party, to challenge in any forum of competent jurisdiction in the Territory

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

(whether a court, a patent office, or an arbitral tribunal) any claim in any Lava Patent as being invalid, unenforceable or otherwise not patentable, then Lava may give notice to Seagen that Lava will terminate this Agreement unless such challenge is withdrawn, abandoned or terminated (as appropriate) with prejudice within [***] days from the date of such notice.  If Seagen or its Affiliate (as the case may be) does not withdraw, abandon or terminate (as appropriate) with prejudice such challenge within such [***] day period, Lava may terminate this Agreement.  In the event that Lava notifies Seagen in writing that any Sublicensee has directly taken any action, or has knowingly provided financial or other assistance (including direct legal or technical advice) to any Third Party, to challenge in a court or administrative proceeding any claim in any Lava Patent as being invalid, unenforceable or otherwise not patentable, then Seagen shall terminate such Sublicensee’s sublicense in its entirety, unless such action by such Sublicensee is withdrawn within [***] days after Lava’s notice to Seagen thereof.  This Section 13.8 does not apply to any counterclaim filed by Seagen or any of its Affiliates or Sublicensees as a defendant in defense of claims filed or initiated by Lava or any of its Affiliates, or otherwise in connection with an assertion of a cross-claim or a counter-claim or with respect to any response by Seagen or any of its Affiliates or Sublicensees to compulsory discovery, subpoenas or other requests for information in a judicial or arbitration proceeding.

13.9Termination Not Sole Remedy.  Termination is not the sole remedy under this Agreement and, whether or not termination is effected and notwithstanding anything contained in this Agreement to the contrary, all other remedies in law or equity shall remain available except as agreed to otherwise herein.
13.10Survival.  Expiration or termination of this Agreement shall not relieve the Parties of any obligation or right accruing prior to such expiration or termination.  In addition, the following provisions of this Agreement shall survive expiration or termination of this Agreement: Article 1 (solely with respect to defined terms that are used in surviving provisions), Section 2.4, Section 4.4 (solely with respect to payment obligations accruing prior to expiration or notice of termination), Section 4.6, Section 5.6 (solely with respect to payment obligations accruing prior to expiration or notice of termination), Section 6.3 (solely with respect to payment obligations accruing prior to expiration or notice of termination), Section 6.6, Article 7 (solely with respect to payment obligations accruing prior to expiration or termination), Article 8, Section 9.2, Section 10.1, Section 10.2.1, Section 10.4, Section 10.5 (solely with respect to Enforcement Actions pending prior to expiration or termination), Section 10.8, Section 11.5, Article 12, Section 13.5 (in the event of termination in the entirety), Section 13.6 (in the event of termination in part), Section 13.7, Section 13.9, this Section 13.10, and Article 14.
Article 14
MISCELLANEOUS
14.1Assignment.  This Agreement may not be assigned or transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party in whole or in part without the prior written consent of the other Party.  Notwithstanding the foregoing, (a) Seagen may, without the written consent of Lava, assign this Agreement and Seagen’s rights and obligations hereunder (i) in whole or in part to an Affiliate of Seagen (provided that Seagen shall remain liable

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

to Lava for such Affiliate’s performance), or (ii) in the entirety in connection with the transfer or sale of all or substantially all of Seagen’s and its Affiliates’ assets or business related to the subject matter of this Agreement, whether by merger, acquisition, operation or law or otherwise, and (b) Lava may, without the written consent of Seagen, assign this Agreement and Lava’s rights and obligations hereunder (i) in whole or in part to an Affiliate of Lava (provided that Lava shall remain liable to Seagen for such Affiliate’s performance), or (ii) in the entirety in connection with the transfer or sale of all or substantially all of Lava’s and its Affiliates’ assets or business related to the Lava Platform, whether by merger, acquisition, operation or law or otherwise.  A Party shall notify the other Party in writing of any assignment of this Agreement by such Party within [***] days thereof.  Any attempted assignment not in accordance with this Section 14.1 shall be void.  Any permitted assignee shall assume all assigned obligations of its assignor under this Agreement.

14.2Use of Affiliates.  Either Party shall have the right to exercise its rights and perform its obligations under this Agreement through any of its Affiliates.  In addition, in each case where a Party’s Affiliate has an obligation pursuant to this Agreement or performs an obligation pursuant to this Agreement, (a) such Party shall cause and compel such Affiliate to perform such obligation and comply with the terms of this Agreement and (b) any breach of the terms or conditions of this Agreement by such Affiliate shall be deemed a breach by such Party of such terms or conditions.
14.3Translations.  With respect to any Lava Know-How, documentation, records, data, information, communications or written or electronic materials to be transferred, provided or otherwise made available to Seagen (including through the JRDC and JPC) by or on behalf of Lava under this Agreement, Lava shall transfer, provide or make available copies of the same in their original format and language, and accurate translations thereof into English if the original language is not English.  Notwithstanding anything herein to the contrary, translations into English shall be the responsibility of, and at the sole cost and expense of, Lava.
14.4Severability.  Should one or more of the provisions of this Agreement become void or unenforceable as a matter of Applicable Law, then this Agreement shall be construed as if such provision were not contained herein and the remainder of this Agreement shall be in full force and effect, and the Parties will use their best efforts to substitute for the invalid or unenforceable provision a valid and enforceable provision that conforms as nearly as possible with the original intent of the Parties.
14.5Governing Law; English Language.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to any rules of conflict of laws that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.  The United Nations Convention on Contracts for the International Sale of Goods (CISG) of 11 April 1980 shall not be applicable.  This Agreement was prepared in the English language, which language shall govern the interpretation of, and any dispute regarding, the terms of this Agreement.
14.6Dispute Resolution.
14.6.1Disputes.  Any dispute, controversy or claim arising from or related to this

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Agreement or any Ancillary Agreement, including the formation, existence, validity, enforceability, performance, interpretation, breach, or termination hereof or thereof (a “Dispute”)  that is not an “Excluded Claim” (as defined below) shall be finally resolved in accordance with Section 14.6.2.  Notwithstanding the foregoing, any decisions that are subject to the final decision-making authority of a Party (or mutual agreement of the Parties, as applicable), or the JRDC or Patent Committee, in each case as expressly set forth in this Agreement, will not be subject to the provisions of this Section so long as such decisions are made in accordance with this Agreement.
14.6.2Mediation; Arbitration.
(a)Mediation.  Either Party may refer any Dispute for resolution via mediation in accordance with the American Arbitration Association (“AAA”) Commercial Mediation Rules (“Mediation Rules”) in effect at such time.  Neither Party may commence resolution of a Dispute via arbitration unless such Party has attempted in good faith to settle such Dispute via mediation for a period of [***] days following the referral of such Dispute and in accordance with the Mediation Rules.  The costs of mediation shall be shared equally by the Parties.
(b)Arbitration.  In the event the Parties are unable to resolve a Dispute via mediation in accordance with Section 14.6.2(a), either Party may submit such Dispute to be finally settled by arbitration administered by the AAA in accordance with the AAA’s Commercial Arbitration Rules in effect at the time of submission, as modified by this Section 14.6.2(b).  The arbitration will be heard and determined by three (3) arbitrators who are retired judges or attorneys with at least [***] years of relevant experience in the pharmaceutical industry, each of whom will be impartial and independent.  Each Party will appoint one (1) arbitrator and the third (3rd) arbitrator will be selected by the two (2) Party-appointed arbitrators, or, failing agreement within [***] days following appointment of the second arbitrator, by the AAA.  Such arbitration will take place in New York, New York and will be conducted in English.  The arbitration award will be a final and binding determination of the Dispute, will be fully enforceable in any court of competent jurisdiction, and will not include any damages expressly prohibited by Section 12.5.  Subject to any award by the arbitration panel, each Party shall be responsible for its fees, costs and expenses for conducting the arbitration, provided that the Parties will share payment for the third arbitrator.
14.6.3Confidentiality.  Except to the extent necessary to comply with Applicable Law, legal process or a court order or to enforce a final settlement agreement or secure enforcement of any arbitration award, the Parties agree that the existence, terms and content of any mediation or arbitration, all information and documents disclosed in any mediation or arbitration or evidencing any mediation or arbitration results, award, judgment or settlement, or the performance thereof, and any allegations, statements and admissions made or positions taken by either Party in any mediation or arbitration, shall be treated and maintained in confidence and are not intended to be used or disclosed for any other purpose or in any other forum.
14.6.4Excluded Claims.  As used in this Section 14.6, the term “Excluded Claim” means a dispute, controversy or claim that concerns (a) the validity or infringement of a

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Patent Right, trademark, copyright or trade secret, or (b) any antitrust-, anti-monopoly- or competition-related Applicable Law.  Any action concerning Excluded Claims identified in clauses (a) or (b) of this Section 14.6.4 may be brought in any court having jurisdiction.
14.6.5Equitable Relief.  Nothing in this Section 14.6 shall preclude either Party from seeking equitable relief or interim or provisional relief from a court of competent jurisdiction, including a temporary restraining order, preliminary injunction or other interim equitable relief, either prior to or during any mediation or arbitration, to protect the interests of such Party or to preserve the status quo pending the mediation or arbitration proceeding.
14.7Force Majeure.  Except for payment obligations hereunder, neither Party shall be responsible to the other for any failure or delay in performing any of its obligations under this Agreement or for other nonperformance hereunder, if such delay or nonperformance is caused by strike, fire, flood, earthquake, accident, war, act of terrorism, epidemic or pandemic, act of God or of the government of any country or of any local government (including emergency shut-down, lock-down or stay-at-home orders) or by any other cause unavoidable or beyond the control of any Party hereto (“Force Majeure”).  In such event, the Party affected will provide prompt notice thereof to the other Party and will use all reasonable efforts to resume performance of its obligations and will keep the other Party informed of actions related thereto, and the performance of any obligations of the Party not so affected, which obligations are directly dependent upon such performance by the affected Party, shall be tolled during such period.  If any such failure or delay in a Party’s performance hereunder continues for more than [***] days, the Parties may negotiate in good faith any modifications of the terms of this Agreement that may be necessary or appropriate in order to arrive at an equitable solution.
14.8Waivers and Amendments.  The waiver by either Party of any right hereunder, or of any failure of the other Party to perform, or of any breach by the other Party, shall not be deemed a waiver of any other right hereunder or of any other breach by or failure of such other Party whether of a similar nature or otherwise.  Any waivers under this Agreement must be in writing to be effective.  No provision of this Agreement may be amended or modified other than by a written document signed by authorized representatives of each Party.
14.9Relationship of the Parties.  Nothing contained in this Agreement shall be deemed to constitute a partnership, joint venture or legal entity of any type between Lava and Seagen or to constitute one as the agent of the other.  Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give any Party the power or authority to act for, bind or commit the other Party.
14.10Notices.  All notices, consents or waivers under this Agreement shall be in writing and will be deemed to have been duly given when (a) scanned and converted into a portable document format file (i.e., pdf file) and sent as an attachment to an e-mail message, where, when such message is received, a read receipt e-mail is received by the sender, or (b) the earlier of when received by the addressee or five (5) days after the date it was sent, if sent by registered mail or overnight courier by an internationally recognized overnight delivery service (receipt requested),

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

in each case to the appropriate addresses or e-mail addresses set forth below (or to such other addresses and e-mail addresses as a Party may designate by notice):

If to Lava:	LAVA Therapeutics N.V. 520 Walnut Street, Suite 1120

Philadelphia, PA 19106

USA

Attention: General Counsel
E-mail: agarabedian@lavatherapeutics.com

With a copy to (which shall not constitute notice) to:

Ballard Spahr LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103
Attention: Brian D. Doerner, Esq.

E-mail: doerner@ballardspahr.com

If to Seagen:	Seagen, Inc.

21823 30th Drive SE

Bothell, WA 98021

USA

Attention: [***]

E-mail: [***]

14.11No Third Party Beneficiary Rights.  This Agreement is not intended to and shall not be construed to give any Third Party any interest or rights (including any Third Party beneficiary rights) with respect to or in connection with any agreement or provision contained herein or contemplated hereby.
14.12Registration of License.  Seagen shall have the right, at its expense, to register the exclusive license granted by Lava to Seagen under this Agreement with the relevant Governmental Authority in any country or jurisdiction of the Territory where sale of a Licensed Product in such

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

country or jurisdiction would be covered by a Valid Claim within the Lava Patents.  Lava shall fully and promptly cooperate with Seagen’s efforts to obtain and maintain any such registration, including by promptly executing any forms or other documents submitted to Lava by Seagen from time to time in order to effect such registration in a country or jurisdiction.

14.13Further Assurances.  Lava and Seagen hereby agree without the necessity of any further consideration to execute, acknowledge and deliver any and all documents and take any ministerial action as may be reasonably necessary to carry out the intent and purposes of this Agreement.
14.14Entire Agreement.  This Agreement, including all Exhibits and Schedules hereto, the Initial Supply Agreement and the DPA, sets forth the entire agreement and understanding of the Parties as to the subject matter hereof, and supersedes all proposals, oral or written, and all other communications between the Parties with respect to such subject matter, including the CDA.
14.15Counterparts.  This Agreement may be executed in counterparts with the same effect as if both Parties had signed the same document.  All such counterparts shall be deemed an original, shall be construed together, and shall constitute one and the same instrument.  Any such counterpart, to the extent delivered by means of a fax machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manners and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  No Party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent that such defense relates to lack of authenticity.
14.16Expenses.  Each Party shall pay its own costs, charges and expenses incurred in connection with the negotiation, preparation and signing of this Agreement.
14.17Construction; Interpretation.
14.17.1Construction.  The Parties hereto acknowledge and agree that (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision, and (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement.
14.17.2Interpretation.  The captions and headings in this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement.  Unless specified to the contrary, references to Articles, Sections or Exhibits mean the particular Articles, Sections or Exhibits of or to this Agreement and references to this Agreement include all Exhibits and Schedules hereto.  If any conflict exists between the main body of this Agreement and any Exhibit or Schedule hereto, the main body of this Agreement shall prevail.  Unless context otherwise clearly requires, whenever used in this Agreement: (a) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

“without limitation;” (b) the word “day” or “year” means a calendar day or year unless otherwise specified; (c) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement as a whole and not merely to the particular provision in which such words appear; (d) the words “shall” and “will” have interchangeable meanings for purposes of this Agreement; (e) the word “or” shall have the inclusive meaning commonly associated with “and/or”; (f) words of any gender include the other genders; (g) words using the singular or plural number also include the plural or singular number, respectively; and (h) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement law, rule or regulation thereof.
14.18Cumulative Remedies.  No remedy referred to in this Agreement is intended to be exclusive unless explicitly stated to be so, and each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.
14.19Export.  This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States or other countries which may be imposed upon or related to Seagen or Lava from time to time.  Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other Governmental Authority approval, without first obtaining the written consent to do so from the appropriate Governmental Authority.

[Signature Page follows]

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Agreement to be executed by their duly authorized representatives.

/s
LAVA Therapeutics N.V.	Seagen Inc.

By: /s/ Stephen Hurly	By: /s/ Roger Dansey
Name: Stephen Hurly	Name: Roger Dansey
Title: CEO	Title: Chief Medical Officer

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

EXHIBIT A

Additional Targets License Terms

[***]

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Schedule 1.97

Lava-1223 Compound

[***]

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Schedule 1.110

Lava Patents

[***]

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Schedule 4.1

Research Plan

[***]

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Schedule 5.1.1

Technology Transfer

[***]

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Schedule 5.2.2(b)

Lava CTA Sections

[***]

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Schedule 5.3

[***]

[***]

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Schedule 6.1

Manufacturing Technology Transfer

[***]

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Schedule 6.4(a)

Initial Supply

[***]

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND IS INFORMATION THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

Schedule 6.4(b)

Principal Terms of Initial Supply Agreement

[***]

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 6.4(c)

Existing Materials

[***]

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 9.2.1

Press Release

[***]

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 11.2.1

Representations and Warranties of Lava

[***]

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 11.2.7

Representations and Warranties of Lava

[***]

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 11.2.11(a)

Representations and Warranties of Lava

[***]

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND REPLACED WITH “[***]” BECAUSE IT IS NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 11.2.11(b)

Representations and Warranties of Lava

[***]